Schwab Tax-Free Bond Funds

      SEMIANNUAL REPORT
      February 28, 2003

      Schwab Short/Intermediate
      Tax-Free Bond Fund

      Schwab Long-Term
      Tax-Free Bond Fund

      Schwab California
      Short/Intermediate
      Tax-Free Bond Fund

      Schwab California Long-Term
      Tax-Free Bond Fund

                                                           [CHARLES SCHWAB LOGO]

Four funds designed to offer tax-free income.

In this report

    Management's discussion ..............................................    2
    The president of SchwabFunds(R) and the funds' manager take a look at the factors that shaped fund performance during the report period.

    Fund performance and related data
    Fund and index performance data, fund facts, portfolio holdings and fund financials.

      Schwab Short/Intermediate Tax-Free Bond Fund .......................    6
      Ticker Symbol: SWITX
      The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

      Schwab Long-Term Tax-Free Bond Fund ................................   18
      Ticker symbol: SWNTX
      The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

      Schwab California Short/Intermediate Tax-Free Bond Fund ............   29
      Ticker symbol: SWCSX
      The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

      Schwab California Long-Term Tax-Free Bond Fund .....................   40
      Ticker symbol: SWCAX
      The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

    Financial notes ......................................................   52

    Glossary .............................................................   54

1 A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income taxes as well.

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

As this report goes to press, Americans are focusing on the war in Iraq. That's true for America's securities markets as well, since the war's potential implications for the world's economies and markets are huge.

Fortunately, there are ways that you as an investor can position your portfolio to deal with uncertainty. One way is to focus on asset allocation and the role of each asset class in a diversified portfolio.

The role of bond investments in a portfolio is to provide regular income and potentially to reduce the effects on the portfolio of volatility in stock investments. In fact, history shows that adding bond investments to a portfolio can reduce overall volatility while still delivering competitive returns. It's one main reason why our range of mutual funds includes a number of bond choices as well as stock and money market funds.

As you read this report, you may notice that we've introduced a few changes. One change is that we've added a letter from Randy Merk, the president of the funds. Randy brings to the job a great deal of experience in financial services, and in mutual funds in particular. We're glad to have his expert leadership, and we welcome his insights in these reports.

On behalf of SchwabFunds(R), I'd like to thank you for investing with us. Your continued trust and support mean a great deal to us, and it's our goal to respond to them by doing everything we can to help you meet your financial goals.

Sincerely,

/s/ Charles Schwab

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002 and has nearly a quarter-century of experience in the asset management industry.

MANAGEMENT'S DISCUSSION  September 1, 2002 -- February 28, 2003

Dear Shareholder:

As one of the newer members of the SchwabFunds(R) team, I've been impressed with the talent and integrity of the people here. Above all, I've been impressed with the dedication they show to understanding the needs and concerns of our shareholders.

That dedication is particularly important right now. Times of market volatility and uncertainty about world events seem to demand a heightened level of diligence on the part of investment professionals. At SchwabFunds we are keenly aware of this, and we're working hard to uphold the best interests of our shareholders.

There are many issues on the table for mutual funds at the moment. These include changes in corporate governance practices (many of which affect mutual funds), the requirements of the Sarbanes-Oxley Act, and new regulations affecting disclosures of proxy voting practices. These changes are still relatively new, and in some cases are not yet fully defined. However, they all have the potential to benefit shareholders, and I want to assure you that we'll keep you informed of the progress we are making with these issues.

In the meantime, it is worth keeping in mind that many things about mutual fund investing remain unchanged. In particular, time-tested investment practices such as asset allocation and diversification remain as appropriate as ever.

In closing, let me thank you for choosing SchwabFunds for your mutual fund investments. We're committed to helping you reach your financial goals in every way we can. If there is something more that we can do, I hope you'll let us know.

Sincerely,

/s/ Randall W. Merk


Schwab Tax-Free Bond Funds

[PHOTO OF JOANNE LARKIN]

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the funds since their inception. She joined the firm in 1992, and has nearly 20 years of experience in fixed-income asset management and research.

THE ECONOMY

MOST INDICATORS SHOWED CONTINUING MODEST GROWTH, ALTHOUGH CONCERNS OVER A NUMBER OF ISSUES REMAINED. For many, geopolitical risks, along with corporate governance and accounting scandals, outweighed the fact that the economy did post modest growth during the report period. Also significant was the fact that long-awaited improvements in economic output, job creation and business spending failed to materialize, leading to concern that a more robust recovery may not be just around the corner. In any event, the stock market--generally considered a forward-looking indicator--ended the report period in negative territory.

During the report period, the U.S. economy behaved about as it has since late 2001. Gross Domestic Product was positive. Consumer spending fell off but was still the economy's mainstay. Deflation remained only a threat. A half-point interest rate cut in November 2002 showed the Federal Reserve continuing to apply economic stimulus; the president and Congress contributed by advancing new fiscal and tax policies.

THE MARKET

BONDS CONTINUED TO OUTPERFORM OTHER MAJOR TYPES OF INVESTMENTS, WITH MUNIS REMAINING ESPECIALLY ATTRACTIVE RELATIVE TO TAXABLE BONDS. Generally, difficult times are considered to be bad for stocks and good for bonds, and that was the case during this report period. Yields fell and prices rose among high-quality taxable bonds and most muni bonds,

YIELDS OF MUNICIPAL SECURITIES: Effective yields of five-year and 30-year municipal bonds

[LINE GRAPH]

                5-Year AAA    30-Year Bond
                 GO Bond     Buyer 40 Index
31-Dec-92          4.49          6.45
   Jan-93          4.49          6.34
   Feb-93          4.02           5.9
   Mar-93          4.27          6.09
   Apr-93          4.19          6.03
   May-93          4.23          5.99
   Jun-93          4.02          5.79
   Jul-93          4.11          5.87
   Aug-93          3.92          5.61
   Sep-93          3.71          5.51
   Oct-93          3.73          5.59
   Nov-93          3.97           5.9
   Dec-93          3.83           5.6
   Jan-94           3.7          5.51
   Feb-94          4.02          6.09
   Mar-94          4.71          7.04
   Apr-94          4.82          7.02
   May-94          4.77          6.89
   Jun-94          4.83          6.92
   Jul-94          4.69          6.62
   Aug-94          4.71          6.55
   Sep-94          4.92          6.93
   Oct-94          5.11          7.36
   Nov-94          5.37          7.73
   Dec-94           5.3          7.28
   Jan-95          5.12          6.86
   Feb-95          5.01          6.47
   Mar-95          4.83           6.4
   Apr-95          4.84          6.43
   May-95          4.48          6.04
   Jun-95          4.57          6.37
   Jul-95           4.4          6.38
   Aug-95          4.31           6.3
   Sep-95           4.3          6.23
   Oct-95          4.23          5.99
   Nov-95          4.15          5.74
   Dec-95          4.14          5.65
   Jan-96          4.09           5.7
   Feb-96          4.09          5.99
   Mar-96          4.38          6.44
   Apr-96          4.49           6.5
   May-96          4.64          6.45
   Jun-96          4.61          6.26
   Jul-96          4.56          6.18
   Aug-96          4.57          6.21
   Sep-96          4.48             6
   Oct-96           4.4          5.94
   Nov-96          4.18          5.73
   Dec-96          4.25          5.87
   Jan-97          4.41          6.02
   Feb-97          4.34          5.96
   Mar-97          4.61          6.26
   Apr-97          4.67          6.15
   May-97           4.6          5.88
   Jun-97          4.41          5.79
   Jul-97           4.1          5.38
   Aug-97          4.34          5.73
   Sep-97          4.21          5.61
   Oct-97          4.16          5.59
   Nov-97          4.17           5.5
   Dec-97          4.06          5.35
   Jan-98          4.04           5.3
   Feb-98          4.03          5.44
   Mar-98          4.09          5.46
   Apr-98          4.23          5.68
   May-98          4.09          5.34
   Jun-98           4.1          5.36
   Jul-98          4.07          5.41
   Aug-98          3.87          5.19
   Sep-98          3.77          5.09
   Oct-98           3.7          5.34
   Nov-98          3.73          5.25
   Dec-98          3.77          5.34
   Jan-99          3.63          5.21
   Feb-99           3.7          5.33
   Mar-99          3.86          5.39
   Apr-99           3.8          5.47
   May-99             4          5.62
   Jun-99          4.39          5.91
   Jul-99          4.31          5.94
   Aug-99          4.39          6.21
   Sep-99          4.45          6.31
   Oct-99          4.62          6.53
   Nov-99          4.55          6.42
   Dec-99          4.72          6.55
   Jan-00          4.94          6.68
   Feb-00          4.94          6.43
   Mar-00          4.85          6.09
   Apr-00          4.95          6.21
   May-00          5.11          6.46
   Jun-00           4.8          6.02
   Jul-00          4.62          5.84
   Aug-00          4.47          5.75
   Sep-00          4.54          5.93
   Oct-00          4.49           5.8
   Nov-00          4.46          5.79
   Dec-00          4.23           5.4
   Jan-01          3.85          5.37
   Feb-01          3.82          5.39
   Mar-01          3.75          5.39
   Apr-01          3.95          5.77
   May-01          3.79          5.61
   Jun-01          3.74          5.57
   Jul-01          3.59          5.33
   Aug-01          3.38          5.11
   Sep-01          3.31          5.31
   Oct-01          3.14          5.26
   Nov-01          3.44          5.45
   Dec-01          3.76          5.64
   Jan-02          3.45          5.45
   Feb-02          3.29          5.33
   Mar-02          3.95          5.71
   Apr-02          3.46          5.47
   May-02           3.4          5.53
   Jun-02          3.19           5.4
   Jul-02          2.93          5.27
   Aug-02          2.83          5.14
   Sep-02          2.53          4.67
   Oct-02          2.91          5.09
   Nov-02          2.92          5.29
   Dec-02          2.59          4.99
   Jan-03          2.55          5.14
28-Feb-03          2.37          4.97

THE SPREAD BETWEEN SHORT- AND LONG-TERM MUNI YIELDS CONTINUED TO WIDEN, AS SHORT-TERM YIELDS FELL FASTER THAN LONG-TERM YIELDS.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

MANAGEMENT'S DISCUSSION  Continued

      In spite of budget deficits and the possibility of a dividend tax repeal, we believe muni bonds--when chosen with proper analysis--remain a sound investment option.

particularly during September 2002. The factors during this six-month period were basically the same as they had been during the prior 12 months. One of these factors was declining short-term interest rates, paced by the Fed's rate cut. The other was high demand from investors moving assets away from stocks and lower quality bonds. Muni issuers, meanwhile, continued to take advantage of low rates to issue new bonds in unprecedented volume.

Amid the positive news, the report period also saw the rise of two concerns among municipal bond investors. One concern was the looming deficits faced by many states. The other was the President's proposal to eliminate the tax on dividends, which could undermine munis' tax advantages. While it's impossible to dismiss these concerns, in our opinion both of them may have been overstated.

As a category, munis historically have maintained high credit quality, and many now carry insurance protection as well. The tax plan appears likely to undergo numerous changes in Congress. Furthermore, munis are already inexpensive relative to other bonds, because of the large current supply. We believe this price advantage may limit the impact of any dividend tax cuts that do make it through Congress.

As of the report date, the bond market seemed caught between two possible scenarios. Further economic weakness could mean continued low interest rates and high demand for quality bonds. But economic improvement could result in the opposite scenario, pushing yields up and prices down.

YIELD ADVANTAGE OF MUNIS OVER TREASURIES: For five-year bonds; tax brackets shown are the highest applicable

TREMENDOUS INVESTOR DEMAND FOR QUALITY BROUGHT TREASURY YIELDS SO LOW THAT THE YIELD ADVANTAGE OF MUNIS INCREASED SUBSTANTIALLY.

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.


[LINE GRAPH]

                  Federal 38.6%   Federal/CA 44.31%
                     bracket          bracket
31-Dec-92             0.81             1.15
   Jan-93             1.08              1.4
   Feb-93             0.82             1.12
   Mar-93             1.05             1.35
   Apr-93             1.05             1.35
   May-93             0.93             1.24
   Jun-93             0.92             1.21
   Jul-93             0.95             1.24
   Aug-93             0.98             1.25
   Sep-93             0.78             1.05
   Oct-93             0.75             1.03
   Nov-93              0.8              1.1
   Dec-93             0.63             0.93
   Jan-94             0.62              0.9
   Feb-94              0.6             0.92
   Mar-94             0.89             1.24
   Apr-94             0.75             1.12
   May-94             0.62                1
   Jun-94             0.56             0.96
   Jul-94             0.56             0.94
   Aug-94             0.53             0.92
   Sep-94             0.45             0.87
   Oct-94             0.51             0.94
   Nov-94             0.59             1.03
   Dec-94             0.49             0.94
   Jan-95             0.51             0.94
   Feb-95             0.69             1.09
   Mar-95             0.49             0.89
   Apr-95             0.62             1.01
   May-95             0.76             1.11
   Jun-95             0.91             1.25
   Jul-95             0.62             0.97
   Aug-95             0.58             0.93
   Sep-95             0.61             0.95
   Oct-95             0.66             0.99
   Nov-95             0.76             1.08
   Dec-95             0.84             1.14
   Jan-96             0.88             1.17
   Feb-96             0.57              0.9
   Mar-96             0.64             0.99
   Apr-96             0.55             0.92
   May-96             0.57             0.95
   Jun-96             0.64             1.01
   Jul-96             0.53              0.9
   Aug-96             0.44             0.82
   Sep-96             0.52             0.88
   Oct-96             0.67             1.02
   Nov-96              0.6             0.93
   Dec-96             0.44             0.79
   Jan-97             0.57             0.93
   Feb-97             0.42             0.78
   Mar-97             0.46             0.85
   Apr-97             0.63             1.01
   May-97             0.61             0.98
   Jun-97             0.49             0.86
   Jul-97             0.48             0.81
   Aug-97             0.52             0.87
   Sep-97             0.53             0.88
   Oct-97             0.66             0.98
   Nov-97             0.58             0.92
   Dec-97             0.55             0.88
   Jan-98             0.74             1.04
   Feb-98              0.6             0.92
   Mar-98             0.64             0.96
   Apr-98             0.77             1.09
   May-98             0.68                1
   Jun-98             0.74             1.06
   Jul-98             0.69             1.01
   Aug-98             0.93              1.2
   Sep-98             1.18             1.42
   Oct-98              1.1             1.34
   Nov-98             0.98             1.23
   Dec-98             0.98             1.24
   Jan-99             0.84              1.1
   Feb-99             0.49             0.79
   Mar-99             0.73             1.02
   Apr-99              0.6              0.9
   May-99             0.57             0.89
   Jun-99             0.92             1.25
   Jul-99             0.75             1.08
   Aug-99             0.79             1.12
   Sep-99             0.92             1.25
   Oct-99             0.97             1.31
   Nov-99              0.8             1.15
   Dec-99             0.82             1.19
   Jan-00             0.84             1.22
   Feb-00             0.89             1.27
   Mar-00             0.97             1.33
   Apr-00             0.94             1.31
   May-00             1.11             1.48
   Jun-00                1             1.36
   Jul-00             0.85              1.2
   Aug-00              0.8             1.14
   Sep-00             0.95             1.28
   Oct-00             0.92             1.25
   Nov-00             1.13             1.44
   Dec-00             1.17             1.46
   Jan-01             0.92             1.19
   Feb-01             0.96             1.22
   Mar-01             0.95             1.21
   Apr-01             0.95             1.23
   May-01             0.77             1.05
   Jun-01              0.7             0.98
   Jul-01             0.81             1.07
   Aug-01             0.69             0.94
   Sep-01             0.97             1.19
   Oct-01             1.01              1.2
   Nov-01             0.94             1.18
   Dec-01             1.12             1.36
   Jan-02             0.77             1.02
   Feb-02             0.72             0.96
   Mar-02                1             1.27
   Apr-02             0.75             1.01
   May-02             0.73             0.97
   Jun-02             0.71             0.94
   Jul-02             0.81             1.01
   Aug-02             0.85             1.04
   Sep-02             0.96              1.1
   Oct-02             1.23             1.39
   Nov-02             0.91              1.1
   Dec-02             0.91             1.07
   Jan-03             0.75             0.92
28-Feb-03             0.73             0.89


Schwab Tax-Free Bond Funds

      The funds have always emphasized high quality securities, and that focus paid off during the report period as total returns on high quality securities exceeded those for lower quality issues.

THE FUNDS

ALL OF THE FUNDS POSTED NET GAINS, PERFORMED WELL IN THEIR RESPECTIVE CATEGORIES AND MET THE GOAL OF PROVIDING TAX-FREE INCOME. Each of the funds maintains roughly three-quarters of its assets in bonds of the top two credit rating categories. These were the bonds that were most sought after by investors during the report period. With all four funds, we shortened duration (a measure of sensitivity to interest rate movements) over the course of the report period, based on our belief that the risk of rates rising was outstripping the risk that they might fall.

In spite of a flood of muni issuance during the report period, prices of munis did not fall, and in fact even rose, benefiting the funds' returns. We see two factors behind this: falling interest rates, and a rise in demand for munis that kept pace with the increased supply.

Nowhere was there a bigger issuance story than California, where bond issuance hit record levels. We created large cash positions in the SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND and the SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND in anticipation of an $11 billion power bond issue. Unfortunately, the bond issue kept being delayed, which meant the funds were not as fully invested during the period as we had intended, slightly reducing fund performance. The state's credit quality declined slightly, but it is still investment-grade and the decline had a minimal effect on fund performance.

Traditionally, our exposure to California in the SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND and the SCHWAB LONG-TERM TAX-FREE BOND FUND has been relatively modest. However, the quantity of California bonds issued during this report period, and the yields they offered, were high enough to attract non-traditional buyers, including our two national tax-free funds. As a major player in the muni market, we were able to find the balance of safety and yield we were looking for, and this benefited the funds' performance. In addition, due to careful security selection, we avoided unenhanced airport and airline securities, which were hurt during the period.

A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

The views expressed here are those of fund management as of the report date and may change subsequent to that date.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE as of 2/28/03

AVERAGE ANNUAL TOTAL RETURNS

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 1.93% and its taxable-equivalent yield was 3.14%. 1

[BAR CHART]

                                     LEHMAN BROTHERS
                                     3-YEAR MUNICIPAL     CATEGORY
                          FUND 2        BOND INDEX        AVERAGE 3
6 MONTHS 4                 2.57%          2.68%             1.99%
1 YEAR                     6.14%          5.60%             4.55%
5 YEARS                    4.81%          5.34%             4.33%
SINCE INCEPTION: 4/21/93   4.67%          5.11%              n/a

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

$15,684   FUND 2
$16,350   LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                           Lehman Brothers
                          3-Year Municipal
                Fund 2       Bond Index
21-Apr-93       10000           10000
   Apr-93        9990            9993
   May-93       10038           10020
   Jun-93       10129           10085
   Jul-93       10151           10090
   Aug-93       10283           10184
   Sep-93       10344           10228
   Oct-93       10366           10250
   Nov-93       10326           10237
   Dec-93       10462           10344
   Jan-94       10567           10428
   Feb-94       10412           10331
   Mar-94       10218           10206
   Apr-94       10280           10267
   May-94       10323           10315
   Jun-94       10312           10318
   Jul-94       10407           10403
   Aug-94       10429           10440
   Sep-94       10377           10414
   Oct-94       10317           10389
   Nov-94       10245           10370
   Dec-94       10346           10415
   Jan-95       10445           10501
   Feb-95       10563           10612
   Mar-95       10655           10707
   Apr-95       10691           10743
   May-95       10881           10908
   Jun-95       10884           10934
   Jul-95       10987           11050
   Aug-95       11079           11136
   Sep-95       11115           11167
   Oct-95       11175           11221
   Nov-95       11255           11293
   Dec-95       11305           11340
   Jan-96       11383           11429
   Feb-96       11364           11431
   Mar-96       11313           11403
   Apr-96       11306           11417
   May-96       11312           11427
   Jun-96       11371           11496
   Jul-96       11443           11559
   Aug-96       11447           11577
   Sep-96       11519           11647
   Oct-96       11605           11729
   Nov-96       11712           11838
   Dec-96       11705           11844
   Jan-97       11742           11896
   Feb-97       11801           11954
   Mar-97       11737           11892
   Apr-97       11776           11943
   May-97       11876           12040
   Jun-97       11938           12111
   Jul-97       12096           12255
   Aug-97       12065           12230
   Sep-97       12141           12319
   Oct-97       12194           12373
   Nov-97       12222           12409
   Dec-97       12310           12493
   Jan-98       12384           12575
   Feb-98       12397           12602
   Mar-98       12417           12622
   Apr-98       12386           12604
   May-98       12502           12722
   Jun-98       12543           12765
   Jul-98       12574           12811
   Aug-98       12689           12935
   Sep-98       12793           13018
   Oct-98       12837           13080
   Nov-98       12862           13112
   Dec-98       12898           13143
   Jan-99       13022           13263
   Feb-99       12997           13277
   Mar-99       13004           13289
   Apr-99       13033           13330
   May-99       13000           13312
   Jun-99       12876           13232
   Jul-99       12946           13297
   Aug-99       12925           13313
   Sep-99       12967           13363
   Oct-99       12922           13365
   Nov-99       12991           13423
   Dec-99       12964           13402
   Jan-00       12952           13426
   Feb-00       12982           13468
   Mar-00       13108           13536
   Apr-00       13073           13539
   May-00       13053           13553
   Jun-00       13283           13725
   Jul-00       13382           13836
   Aug-00       13507           13941
   Sep-00       13512           13946
   Oct-00       13586           14024
   Nov-00       13643           14080
   Dec-00       13831           14238
   Jan-01       14006           14453
   Feb-01       14047           14509
   Mar-01       14136           14610
   Apr-01       14057           14589
   May-01       14172           14721
   Jun-01       14243           14788
   Jul-01       14357           14907
   Aug-01       14510           15062
   Sep-01       14552           15138
   Oct-01       14649           15236
   Nov-01       14533           15189
   Dec-01       14442           15174
   Jan-02       14638           15366
   Feb-02       14775           15482
   Mar-02       14546           15251
   Apr-02       14811           15475
   May-02       14866           15565
   Jun-02       15006           15699
   Jul-02       15147           15821
   Aug-02       15289           15922
   Sep-02       15472           16048
   Oct-02       15339           15960
   Nov-02       15303           15965
   Dec-02       15543           16195
   Jan-03       15535           16246
28-Feb-03       15684           16350

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (38.6%). Your tax rate may be different.

2 Fund performance reflects expense reductions by the fund's investment adviser
  (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes on fund distributions or the redemption of fund shares.

3 Source: Morningstar, Inc. As of 2/28/03, the total number of funds in the Municipal Short Bond Fund category for the six-month, one- and five-year periods was 107, 106 and 87, respectively.

4 Not annualized.


Schwab Tax-Free Bond Funds

FUND FACTS as of 2/28/03

FUND CATEGORY

[GRAPHIC]

                         INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1           Short    Medium    Long
  High                    /X/       / /       / /
  Medium                  / /       / /       / /
  Low                     / /       / /       / /

STATISTICS

NUMBER OF HOLDINGS                           68
------------------------------------------------
12-MONTH YIELD                             3.11%
------------------------------------------------
WEIGHTED AVERAGE RATE                      4.49%
------------------------------------------------
WEIGHTED AVERAGE MATURITY                4.2 yrs
------------------------------------------------
WEIGHTED AVERAGE DURATION                3.7 yrs
------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY              AAA
------------------------------------------------
EXPENSE RATIO for the report period        0.57% 2
------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and by remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

99.8%   MUNICIPAL BONDS
 0.2%   OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 3

[PIE CHART]

69.7%   AAA
16.7%   AA
 7.8%   A
 5.8%   SHORT-TERM RATINGS
        OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

21.6%            0-6 MONTHS
10.2%           7-36 MONTHS
27.5%          37-60 MONTHS
40.7%   MORE THAN 60 MONTHS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Guaranteed by Schwab and the investment adviser (excluding interest, taxes and certain non-routine expenses) not to exceed 0.65% until 11/15/03. For further detail, please reference the Statement of Operations on page 16.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

Financial tables

These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. Because this is a semiannual report, information for the current period is unaudited.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                 9/1/02-     9/1/01-     9/1/00-     9/1/99-     9/1/98-     9/1/97-
                                                 2/28/03     8/31/02     8/31/01     8/31/00     8/31/99     8/31/98
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            10.63       10.42       10.08       10.05        10.26       10.16
Income from investment operations:               -------------------------------------------------------------------
  Net investment income                            0.15        0.35        0.39        0.41         0.40        0.42
  Net realized and unrealized gains or losses      0.12        0.20        0.34        0.03       (0.21)        0.10
                                                 -------------------------------------------------------------------
  Total income from investment operations          0.27        0.55        0.73        0.44         0.19        0.52
Less distributions:
  Dividends from net investment income            (0.15)      (0.34)      (0.39)      (0.41)       (0.40 )     (0.42)
                                                 -------------------------------------------------------------------
Net asset value at end of period                  10.75       10.63       10.42       10.08        10.05       10.26
                                                 -------------------------------------------------------------------
Total return (%)                                  2.57 1       5.37        7.42        4.50         1.86        5.17

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                              0.57 2       0.49        0.49       0.493         0.49        0.49
Expense reductions reflected in above ratio       0.05 2       0.21        0.24        0.25         0.32        0.36
Ratio of net investment income to
  average net assets                              2.87 2       3.29        3.84        4.11         3.87        3.99
Portfolio turnover rate                              6           28          14          11            8          22
Net assets, end of period ($ x 1,000,000)          162          139         109          76           87          68

1 Not annualized.

2 Annualized.

3 Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See financial notes.

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

 +   Credit-enhanced security

 o   Certificate of participation

 =   Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                COST         MARKET VALUE
HOLDINGS BY CATEGORY                         ($ x 1,000)      ($ x 1,000)
-------------------------------------------------------------------------
 99.8%        MUNICIPAL BONDS                    156,649          163,279

  0.2%        OTHER INVESTMENT
              COMPANIES                              285              285
-------------------------------------------------------------------------
100.0%        TOTAL INVESTMENTS                  156,934          163,564

      ISSUER
      PROJECT                                                                MATURITY      FACE VALUE      MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      MUNICIPAL BONDS 99.8% of investments

      FIXED-RATE OBLIGATIONS 86.9%
      ----------------------------------------------------------------------------------------------------------------
      ARIZONA 6.8%

+o(3) ARIZONA
            Refunding, Series 2002B                               5.00%      09/01/07           5,000            5,623

   +  MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
            Prerefunded General Obligation, Series 1994A          6.80%      07/01/04           1,485            1,625
            Unrefunded General Obligation                         6.80%      07/01/12             515              556

   +  MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93
      Cave Creek Project
            General Obligation, Series 1997A                      5.00%      07/01/03           2,325            2,354

      PHOENIX CIVIC IMPROVEMENT CORP.
      Airport Project
            Senior Lien Revenue Refunding                         5.00%      07/01/04           1,000            1,047
                                                                                                           -----------
                                                                                                                11,205

      CALIFORNIA 15.2%

      ALAMEDA PUBLIC FINANCING AUTHORITY
            Revenue                                               4.95%      09/02/07           2,065            2,135

  (1) CALIFORNIA
            Revenue Anticipation                                  2.50%      06/27/03           7,000            7,028

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
            Power Supply Revenue, Series A                        5.50%      05/01/10           1,000            1,114

   +  CALIFORNIA PUBLIC WORKS BOARD
      UCLA Replacement Hospital
            Revenue, Series A                                     4.75%      10/01/09           3,005            3,328

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
            Revenue, Series 2002D                                 4.35%      03/01/07           3,000            3,119


See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
   =  SANTA CLARA COUNTY FINANCING AUTHORITY
      Measure B Transportation Improvement Program
            Special Obligation Revenue                            4.00%      08/01/06           3,000            3,194

+o(5) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
      School Facility Bridge Funding Program                      2.40%      01/15/04           5,000            5,024
                                                                                                           -----------
                                                                                                                24,942

      COLORADO 1.8%

      GRAND JUNCTION
      Dayton Hudson Corp. Project
            Industrial Development Revenue Refunding              5.25%      05/01/03           2,000            2,009

   +  SUPERIOR DISTRICT NO. 2
            Metropolitan Revenue Refunding                        4.63%      12/01/13             870              879
                                                                                                              --------
                                                                                                                 2,888
      DISTRICT OF COLUMBIA 2.7%

 +(7) WASHINGTON CONVENTION CENTER AUTHORITY
            Dedicated Tax Senior Lien Revenue                     5.00%      10/01/06           4,000            4,444

      ILLINOIS 0.7%

   +  CHICAGO PUBLIC BUILDING COMMISSION
            Building Revenue, Series 1999C                        5.50%      02/01/06           1,000            1,106

      INDIANA 2.1%

   +  LAKE COUNTY INDUSTRIAL BUILDING CORP.
      First Mortgage
            Revenue                                               5.25%      08/01/09           2,040            2,317

   +  MONROE COUNTY INDUSTRIAL HOSPITAL AUTHORITY
      Bloomington Hospital, Inc. Project
            Hospital Revenue Refunding                            4.60%      05/01/04           1,105            1,146
                                                                                                           -----------
                                                                                                                 3,463
      IOWA 0.4%

   +  CEDAR RAPIDS HOSPITAL FACILITY
      St. Luke's Methodist Hospital Project
            Revenue, Series 1993                                  6.13%      08/15/03             600              626

      KENTUCKY 2.5%

 (10) KENTUCKY PROPERTY & BUILDINGS COMMISSION
      Project No. 71
            Revenue                                               5.50%      08/01/09           3,500            4,051

      LOUISIANA 1.1%

   +  NEW ORLEANS
            General Obligation Refunding, Series 1998B            4.50%      12/01/05           1,600            1,736


See financial notes.

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      MASSACHUSETTS 3.1%

      MASSACHUSETTS
            General Obligation Refunding, Series 2001A            5.50%      01/01/11           2,500            2,845
   +        Special Obligation Consolidated Loan Revenue,
            Series 2002A                                          5.00%      06/01/10           2,000            2,234
                                                                                                           -----------
                                                                                                                 5,079
      MICHIGAN 4.2%

   +  DETROIT
            Capital Improvement General Obligation, Series 2002A  5.00%      04/01/07           1,000            1,113

   +  DETROIT SCHOOL DISTRICT
            General Obligation, Series 1998B                      5.00%      05/01/04           1,390            1,451

 +(9) WAYNE CHARTER COUNTY AIRPORT
            Revenue Refunding, Series 2002D                       5.00%      12/01/10           3,900            4,244
                                                                                                           -----------
                                                                                                                 6,808
      NEBRASKA 0.6%

   +  AMERICAN PUBLIC ENERGY AGENCY
      Nebraska Public Gas Agency Project
            Gas Supply Revenue, Series 1998C                      4.00%      09/01/07           1,000            1,075

      NEVADA 1.0%

      HENDERSON LOCAL IMPROVEMENT DISTRICT NO. T-10
            Special Assessment, Series 2001A                      4.63%      08/01/11           1,580            1,699

      NEW JERSEY 3.1%

   +  BRICK TOWNSHIP MUNICIPAL UTILITIES AUTHORITY
            Revenue, Series 1996                                  5.50%      12/01/03           1,000            1,032

   o  NEW JERSEY TRANSPORTATION CORP.
      Federal Transportation Administration Grants
            Series 2000B                                          5.50%      09/15/07           3,500            3,994
                                                                                                           -----------
                                                                                                                 5,026
      NEW YORK 7.1%

   +  FRANKLIN COUNTY
            General Obligation                                    4.25%      11/01/06             715              781

      NEW YORK CITY
            General Obligation, Series 1994H                      4.75%      03/15/07           3,000            3,224
            General Obligation, Series 2002A                      5.25%      08/01/09           1,825            1,994
            General Obligation, Series 2002B                      5.25%      08/01/09           1,000            1,092

      NEW YORK CITY MUNICIPAL ASSISTANCE CORP.
            Revenue, Series 1997L                                 5.50%      07/01/03           2,000            2,028

      NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
            Future Tax Secured Revenue, Series 1998B              5.25%      11/15/04           1,300            1,387

      NEW YORK STATE URBAN DEVELOPMENT CORP.
      Correctional Facility Service Contract
            Revenue, Series 1998A                                 5.00%      01/01/05           1,000            1,064
                                                                                                           -----------
                                                                                                                11,570


See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      NORTH CAROLINA 4.5%

    + DURHAM COUNTY ENTERPRISE SYSTEM
            Revenue                                               5.00%      06/01/09           1,495            1,686
    + NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
      Catawaba Electric
            Revenue, Series 1995A                                 5.10%      01/01/07           2,000            2,214
            Revenue, Series 1999A                                 5.75%      01/01/09           3,000            3,460
                                                                                                           -----------
                                                                                                                 7,360

      OHIO 4.6%

      OHIO BUILDING AUTHORITY
      Administrative Building Fund Project
            Revenue, Series 1998A                                 5.13%      10/01/06           3,580            3,999

      OHIO HIGHER EDUCATION
      Capital Facilities Project
            Revenue, Series II-A                                  5.50%      12/01/08           3,000            3,466
                                                                                                           -----------
                                                                                                                 7,465
      OREGON 1.9%

    o OREGON DEPARTMENT OF ADMINISTRATIVE SERVICES
            Series 2002C                                          5.00%      11/01/07           2,705            3,054

      PENNSYLVANIA 3.5%

    + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
            Economic Development Revenue                          7.00%      07/01/07           1,000            1,197

 +(6) PHILADELPHIA
            Water & Wastewater Revenue, Series 2001B              5.50%      11/01/11           4,000            4,619
                                                                                                           -----------
                                                                                                                 5,816
      PUERTO RICO 2.1%

    + PUERTO RICO MUNICIPAL FINANCE AGENCY
            General Obligation, Series 1999A                      5.50%      08/01/08           3,000            3,461

      SOUTH CAROLINA 2.0%

    + CHARLESTON COUNTY
      Care Alliance Health Services
            Revenue, Series 1999A                                 4.25%      08/15/07           3,000            3,262

      TEXAS 9.1%

 +(4) DALLAS
            Waterworks & Sewer Systems Revenue Refunding
            & Improvement                                         5.00%      10/01/10           5,000            5,579

    + DENTON UTILITY SYSTEM
            Revenue Refunding & Improvement                       5.00%      12/01/12           2,030            2,222

      FORT WORTH
            Refunding & Improvement General Obligation            5.00%      03/01/10           1,090            1,211

      HOUSTON PORT AUTHORITY
      Harris County Port Improvement Project
            General Obligation, Series 2001B                      5.25%      10/01/10           2,205            2,461


See financial notes.

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      TARRANT REGIONAL WATER DISTRICT
            Water Revenue & Improvement                           5.00%      03/01/10           3,140            3,479
                                                                                                           -----------
                                                                                                                14,952
      WASHINGTON 6.1%

    + PORT OF SEATTLE
      Passenger Facility
            Revenue, Series 1998B                                 5.00%      12/01/07           1,395            1,548

    + SNOHOMISH COUNTY
            General Obligation Refunding                          4.50%      12/01/12           1,920            2,041

   +o WASHINGTON STATE DEPARTMENT OF ECOLOGY
            Refunding                                             4.75%      04/01/12           1,710            1,831

 +(7) WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
      Nuclear Project No. 2
            Revenue, Series 1993A                                 5.70%      07/01/08           4,000            4,634
                                                                                                           -----------
                                                                                                                10,054
      WISCONSIN 0.7%

      WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
      Carroll College, Inc. Project
            Revenue, Series 1998                                  4.80%      10/01/06           1,000            1,077

      VARIABLE RATE OBLIGATIONS 12.9%
      ----------------------------------------------------------------------------------------------------------------

      ALASKA 0.9%

    + VALDEZ MARINE TERMINAL
      Exxon Pipeline Co. Project
            Revenue Refunding, Series 1993A                       1.10%      03/01/03             800              800
            Revenue Refunding, Series 1993C                       1.10%      03/01/03             700              700
                                                                                                           -----------
                                                                                                                 1,500
      GEORGIA 1.8%

    + ATLANTA
            Water & Wastewater Revenue, Series 2002C              1.15%      03/01/03           2,900            2,900

    + FULTON COUNTY RESIDENTIAL CARE FACILITIES
      Lenbrook Square Foundation
            Revenue Refunding                                     1.15%      03/01/03             100              100
                                                                                                           -----------
                                                                                                                 3,000
      MISSISSIPPI 2.8%

 +(8) JACKSON COUNTY POLLUTION CONTROL
      Chevron U.S.A., Inc. Project
            Revenue Refunding                                     1.15%      03/01/03           4,560            4,560

      NEW YORK 4.2%

 +(2) NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
            Water & Sewer System Revenue, Series 1993C            1.15%      03/01/03           6,500            6,500
            Water & Sewer System Revenue, Series 1994G            1.10%      03/01/03             300              300
                                                                                                           -----------
                                                                                                                 6,800


See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      TENNESSEE 0.3%

    + CLARKSVILLE PUBLIC BUILDING AUTHORITY
            Pooled Financing Revenue                              1.15%      03/01/03             500              500

      TEXAS 2.3%

    + GULF COAST WASTE DISPOSAL AUTHORITY
      Amoco Project
            Pollution Control Revenue Refunding                   1.10%      03/01/03           3,800            3,800

      WYOMING 0.6%

    + UINTA COUNTY
      Amoco Project
            Pollution Control Revenue Refunding                   1.10%      03/01/03             900              900

                                                                                                           MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                              ($ x 1,000)
OTHER INVESTMENT COMPANIES 0.2% of investments

PROVIDENT INSTITUTIONAL FUNDS--
MUNI FUND PORTFOLIO         285,110                                                                                285

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See financial notes.

Statement of
ASSETS AND LIABILITIES

As of February 28, 2003; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $163,564 a
Receivables:
   Fund shares sold                                                          321
   Interest                                                                1,686
Prepaid expenses                                                     +        25
                                                                     -----------
TOTAL ASSETS                                                             165,596

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       24
   Dividends to shareholders                                                 307
   Investments bought                                                      3,189
   Investment adviser and administrator fees                                   3
   Transfer agent and shareholder service fees                                 2
Accrued expenses                                                     +        21
                                                                     -----------
TOTAL LIABILITIES                                                          3,546

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             165,596
TOTAL LIABILITIES                                                    -     3,546
                                                                     -----------
NET ASSETS                                                              $162,050

NET ASSETS BY SOURCE
Capital received from investors                                          155,874
Net investment income not yet distributed                                     55
Net realized capital losses                                                 (509)
Net unrealized capital gains                                               6,630

NET ASSET VALUE (NAV)

                      SHARES
NET ASSETS   /   OUTSTANDING  =    NAV
  $162,050            15,070    $10.75

a The fund's amortized cost for these securities was $156,934. Not counting short-term obligations, the fund paid $17,984 for securities during the reporting period, and received $8,014 from securities it sold or that matured. Included in the total purchases and sales amounts are $35,455 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
--------------------------------------------------------------------------------

PORTFOLIO COST                                                          $156,919
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                   $  6,645
Losses                                                               +         -
                                                                     -----------
                                                                        $  6,645
AS OF AUGUST 31, 2002:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                                       $    415
Long-term capital gains                                                 $      -
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2003                                                                  $    108
  2004                                                                       296
  2009                                                                       146
  2010                                                               +        33
                                                                     -----------
                                                                        $    583


See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

Statement of
OPERATIONS

For September 1, 2002 through February 28, 2003; All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $2,532

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                        74

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        1,731

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    221 a
Transfer agent and shareholder service fees                                  184 b
Trustees' fees                                                                 5 c
Custodian and portfolio accounting fees                                        7
Professional fees                                                             13
Registration fees                                                             10
Shareholder reports                                                           12
Other expenses                                                         +       6
                                                                       ---------
Total expenses                                                               458
Expense reduction                                                      -      37 d
                                                                       ---------
NET EXPENSES                                                                 421

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    2,532
NET EXPENSES                                                           -     421
                                                                       ---------
NET INVESTMENT INCOME                                                      2,111
NET REALIZED GAINS                                                            74 e
NET UNREALIZED GAINS                                                   +   1,731 e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $3,916

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2003, to 0.65% of average daily net assets. Prior to November 16, 2002, this limit was 0.49%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $1,805.


See financial notes.

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.
Figures for 9/1/02-2/28/03 are unaudited.

OPERATIONS
-------------------------------------------------------------------------------------
                                                 9/1/02-2/28/03        9/1/01-8/31/02
Net investment income                                    $2,111                $3,993
Net realized gains                                           74                    34
Net unrealized gains                                  +   1,731                 2,270
                                                      -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                    3,916                 6,297

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------------
Dividends from net investment income                     $2,109                $3,921

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------------
                                       9/1/02-2/28/03               9/1/01-8/31/02
                                  QUANTITY         VALUE      QUANTITY          VALUE
Shares sold                          5,342      $ 56,910         8,187       $ 85,365
Shares reinvested                      144         1,535           241          2,508
Shares redeemed                  +  (3,532)      (37,570)       (5,794)       (60,137)
                                 ----------------------------------------------------
NET INCREASE                         1,954      $ 20,875         2,634       $ 27,736

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------------
                                      9/1/02-2/28/03               9/1/01-8/31/02
                                    SHARES    NET ASSETS        SHARES     NET ASSETS
Beginning of period                 13,116      $139,368        10,482       $109,256
Total increase                   +   1,954        22,682         2,634         30,112 a
                                 ----------------------------------------------------
END OF PERIOD                       15,070      $162,050        13,116       $139,368 b

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $55 and $53 for the current and prior period, respectively.


See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

PERFORMANCE as of 2/28/03

AVERAGE ANNUAL TOTAL RETURNS

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal National Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 3.78% 1 and its taxable-equivalent yield was 6.16%. 1, 2

[BAR CHART]

                             LEHMAN BROTHERS
                            GENERAL MUNICIPAL     CATEGORY
                FUND 1          BOND INDEX        AVERAGE 3
 6 MONTHS        4.06%             3.36%           2.38%
 1 YEAR          8.81%             7.67%           5.95%
 5 YEARS         5.63%             6.07%           4.34%
10 YEARS         5.98%             6.32%           5.32%

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

$17,878       FUND 1
$18,472       LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                            Lehman Brothers
                           General Municipal
                Fund 1        Bond Index
28-Feb-93       10000           10000
   Mar-93        9814            9894
   Apr-93        9953            9994
   May-93       10007           10050
   Jun-93       10187           10218
   Jul-93       10183           10231
   Aug-93       10444           10444
   Sep-93       10575           10563
   Oct-93       10591           10583
   Nov-93       10484           10490
   Dec-93       10731           10711
   Jan-94       10846           10833
   Feb-94       10552           10553
   Mar-94       10100           10123
   Apr-94       10163           10209
   May-94       10267           10298
   Jun-94       10174           10235
   Jul-94       10374           10423
   Aug-94       10397           10459
   Sep-94       10220           10305
   Oct-94        9974           10122
   Nov-94        9715            9939
   Dec-94        9975           10157
   Jan-95       10341           10448
   Feb-95       10651           10752
   Mar-95       10776           10875
   Apr-95       10747           10889
   May-95       11154           11236
   Jun-95       10984           11138
   Jul-95       11078           11244
   Aug-95       11204           11387
   Sep-95       11284           11458
   Oct-95       11466           11625
   Nov-95       11646           11818
   Dec-95       11784           11931
   Jan-96       11830           12022
   Feb-96       11718           11940
   Mar-96       11574           11787
   Apr-96       11530           11754
   May-96       11523           11749
   Jun-96       11684           11877
   Jul-96       11793           11986
   Aug-96       11750           11983
   Sep-96       11963           12151
   Oct-96       12120           12288
   Nov-96       12345           12513
   Dec-96       12278           12461
   Jan-97       12259           12484
   Feb-97       12376           12599
   Mar-97       12156           12432
   Apr-97       12303           12536
   May-97       12503           12724
   Jun-97       12638           12860
   Jul-97       13041           13216
   Aug-97       12849           13092
   Sep-97       13035           13248
   Oct-97       13127           13333
   Nov-97       13239           13411
   Dec-97       13484           13607
   Jan-98       13623           13747
   Feb-98       13597           13751
   Mar-98       13631           13764
   Apr-98       13559           13702
   May-98       13803           13918
   Jun-98       13856           13973
   Jul-98       13899           14008
   Aug-98       14106           14225
   Sep-98       14274           14403
   Oct-98       14251           14403
   Nov-98       14301           14453
   Dec-98       14311           14489
   Jan-99       14478           14661
   Feb-99       14382           14597
   Mar-99       14417           14617
   Apr-99       14431           14654
   May-99       14277           14569
   Jun-99       13946           14359
   Jul-99       13950           14411
   Aug-99       13632           14296
   Sep-99       13565           14301
   Oct-99       13257           14147
   Nov-99       13460           14297
   Dec-99       13263           14190
   Jan-00       13155           14129
   Feb-00       13374           14292
   Mar-00       13837           14605
   Apr-00       13700           14519
   May-00       13566           14444
   Jun-00       14043           14827
   Jul-00       14258           15033
   Aug-00       14529           15264
   Sep-00       14388           15185
   Oct-00       14621           15350
   Nov-00       14794           15467
   Dec-00       15334           15849
   Jan-01       15361           16006
   Feb-01       15401           16057
   Mar-01       15538           16202
   Apr-01       15319           16027
   May-01       15469           16200
   Jun-01       15603           16308
   Jul-01       15857           16550
   Aug-01       16168           16823
   Sep-01       16061           16765
   Oct-01       16286           16965
   Nov-01       16149           16822
   Dec-01       15916           16663
   Jan-02       16236           16951
   Feb-02       16428           17156
   Mar-02       16113           16820
   Apr-02       16435           17148
   May-02       16542           17252
   Jun-02       16710           17435
   Jul-02       16944           17660
   Aug-02       17178           17872
   Sep-02       17611           18263
   Oct-02       17359           17960
   Nov-02       17278           17885
   Dec-02       17654           18262
   Jan-03       17619           18217
28-Feb-03       17878           18472

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Fund performance reflects expense reductions by the fund's investment adviser
  (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's 30-day SEC yield and taxable equivalent yield would have been 3.77% and 6.14%, respectively, and returns would have been lower. These returns do not reflect the deduction of taxes on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (38.6%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 2/28/03, the total number of funds in the Municipal National Long Bond Fund category for the six-month, one- and five-year periods was 328, 323 and 243, respectively.

4 Not annualized.


Schwab Tax-Free Bond Funds

FUND FACTS as of 2/28/03

FUND CATEGORY

[GRAPHIC]

                          INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1           Short    Medium    Long
  High                    / /       / /       /X/
  Medium                  / /       / /       / /
  Low                     / /       / /       / /

STATISTICS

NUMBER OF HOLDINGS                                          50
---------------------------------------------------------------
12-MONTH YIELD                                            4.20%
---------------------------------------------------------------
WEIGHTED AVERAGE RATE                                     5.27%
---------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                              13.9 yrs
---------------------------------------------------------------
WEIGHTED AVERAGE DURATION                               8.0 yrs
---------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                             AAA
---------------------------------------------------------------
EXPENSE RATIO for the report period                       0.58% 2
---------------------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and by remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

99.9%    MUNICIPAL BONDS
 0.1%    OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 3

[PIE CHART]

84.6%    AAA
10.2%    AA
 4.0%    A
 1.1%    BBB
 0.1%    SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

11.4%               0-1 YEAR
 9.9%             2-10 YEARS
65.7%            11-20 YEARS
13.0%            21-30 YEARS
 0.0%     MORE THAN 30 YEARS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Guaranteed by Schwab and the investment adviser (excluding interest, taxes and certain non-routine expenses) not to exceed 0.65% until 11/15/03. For further detail, please reference the Statement of Operations on page 27.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- Financials

Financial tables

These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. Because this is a semiannual report, information for the current period is unaudited.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any Schwab Funds R shareholder report.

FINANCIAL HIGHLIGHTS

                                                     9/1/02-     9/1/01-     9/1/00-     9/1/99-     9/1/98-     9/1/97-
                                                     2/28/03     8/31/02     8/31/01     8/31/00     8/31/99     8/31/98
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 11.05       10.87       10.24       10.11       11.01       10.53
                                                     -------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.22        0.49        0.50        0.50        0.50        0.53
   Net realized and unrealized gains or losses          0.22        0.17        0.63        0.13       (0.85)       0.48
                                                     -------------------------------------------------------------------
   Total income from investment operations              0.44        0.66        1.13        0.63       (0.35)       1.01
Less distributions:
   Dividends from net investment income                (0.22)      (0.48)      (0.50)      (0.50)      (0.50)      (0.53)
   Distributions from net realized gains                  --          --          --          --       (0.05)         --
                                                     -------------------------------------------------------------------
   Total distributions                                 (0.22)      (0.48)      (0.50)      (0.50)      (0.55)      (0.53)
                                                     -------------------------------------------------------------------
Net asset value at end of period                       11.27       11.05       10.87       10.24       10.11       11.01
                                                     -------------------------------------------------------------------
Total return (%)                                        4.06 1      6.24       11.29        6.59       (3.34)       9.81

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                                   0.58 2      0.49        0.49        0.49 3      0.49        0.49
Expense reductions reflected in above ratio             0.08 2      0.25        0.25        0.26        0.32        0.37
Ratio of net investment income to
   average net assets                                   4.12 2      4.49        4.73        5.11        4.59        4.76
Portfolio turnover rate                                   13          25          35          25          35          39
Net assets, end of period ($ x 1,000,000)                 90          85          88          76          90          70

1 Not annualized.

2 Annualized.

3 Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See financial notes.

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 o  Certificate of participation

 =  Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                        COST         MARKET VALUE
HOLDINGS BY CATEGORY                 ($ x 1,000)     ($ x 1,000)
----------------------------------------------------------------
99.9%         MUNICIPAL BONDS          85,339           91,703

 0.1%         OTHER INVESTMENT
              COMPANIES                    56               56
----------------------------------------------------------------
100.0%        TOTAL INVESTMENTS        85,395           91,759

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)      ($ x 1,000)
      MUNICIPAL BONDS 99.9% of investments

      FIXED-RATE OBLIGATIONS 88.6%
      ----------------------------------------------------------------------------------------------------------------
      CALIFORNIA 6.9%

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
            Power Supply Revenue, Series A                        5.88%      05/01/16           2,000            2,243

   +o LOS ANGELES
      Real Property Program                                       5.00%      02/01/18           1,880            2,004

   += LOS ANGELES UNIFIED SCHOOL DISTRICT
            General Obligation, Series 2003A                      5.00%      07/01/21           2,000            2,098
                                                                                                           -----------
                                                                                                                 6,345
      COLORADO 4.9%

    + COLORADO DEPARTMENT OF TRANSPORTATION
            Revenue Anticipation, Series 2002B                    5.50%      06/15/15           2,000            2,316

    + DENVER CITY & COUNTY AIRPORT
            Revenue Refunding System, Series E                    5.50%      11/15/15           1,000            1,089

    + DENVER CITY & COUNTY EXCISE TAX
      Colorado Convention Center Project
            Revenue, Series 2001A                                 5.50%      09/01/17           1,000            1,102
                                                                                                           -----------
                                                                                                                 4,507
      FLORIDA 3.0%

 +(7) ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      Ascension Health Credit
            Revenue, Series 1999A-1                               5.75%      11/15/29           2,500            2,732


See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                  MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      GEORGIA  1.4%

    + FULTON COUNTY DEVELOPMENT AUTHORITY
      Tuff Morehouse Project
            Revenue, Series 2002A                                   5.50%      02/01/22           1,180            1,254

      HAWAII  1.9%

    + HAWAII
            General Obligation, Series 1999                         5.88%      09/01/09           1,500            1,787

      INDIANA  1.1%

    + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES AUTHORITY
            Excise Tax Lease Revenue, Series A                      5.00%      06/01/21           1,000            1,033

      KENTUCKY  1.1%

    + JEFFERSON COUNTY HEALTH FACILITIES
      University Medical Center, Inc. Project
            Revenue                                                 5.25%      07/01/22           1,000            1,035

      MARYLAND  0.4%

      MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
            Revenue, Series 1996A                                   5.88%      07/01/16             335              355

      MICHIGAN  7.3%

      DELTA COUNTY ECONOMIC DEVELOPMENT CORP.
      Mead Westvaco-Escanaba
            Environmental Improvement Revenue Refunding             6.25%      04/15/27           1,000            1,014

 +(6) DETROIT
            Water Supply System Revenue, Series 2003A               5.25%      07/01/16           2,620            2,885

    + EASTERN MICHIGAN UNIVERSITY BOARD OF REGENTS
            Revenue                                                 5.50%      06/01/17           1,500            1,726

    + WAYNE COUNTY COMMUNITY COLLEGE
      Community College Improvement
            General Obligation                                      5.50%      07/01/19           1,000            1,081
                                                                                                             -----------
                                                                                                                   6,706
      MISSISSIPPI  5.1%

+(10) MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      Mississippi Baptist Medical Center
            Revenue Refunding                                       6.00%      05/01/13           2,150            2,366

   +o WALNUT GROVE CORRECTIONAL AUTHORITY                           6.00%      11/01/19           2,000            2,299
                                                                                                             -----------
                                                                                                                   4,665
      NEBRASKA  2.9%

 +(8) AMERICAN PUBLIC ENERGY AGENCY
      Nebraska Public Gas Agency Project
            Gas Supply Revenue, Series 1998C                        4.00%      09/01/07           2,500            2,688


See financial notes.

      ISSUER
      PROJECT                                                                         MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                                       RATE         DATE       ($ x 1,000)      ($ x 1,000)
      NEVADA 2.3%

    + DIRECTOR OF THE STATE OF NEVADA DEPARTMENT OF BUSINESS & INDUSTRY
      Las Vegas Monorail Project
            1 st Tier Revenue                                              5.63%      01/01/32           2,000            2,129

      NEW YORK 4.0%

    + METROPOLITAN NEW YORK TRANSPORTATION AUTHORITY
            Revenue Refunding, Series A                                    5.50%      11/15/18           2,000            2,242

      NEW YORK CITY
            General Obligation, Series 2002G                               5.75%      08/01/16           1,325            1,424
                                                                                                                    -----------
                                                                                                                          3,666
      OREGON 4.1%

    + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
            Electric Systems Revenue, Series 2000B                         5.50%      12/01/19           1,180            1,287

 +(9) MORROW COUNTY SCHOOL DISTRICT NO. 001
            General Obligation                                             5.63%      06/15/16           2,235            2,484
                                                                                                                    -- --------
                                                                                                                          3,771

      PENNSYLVANIA 4.0%

      PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
      University of Pennsylvania Health Services
            Revenue, Series 1996A                                          5.75%      01/01/17           2,000            2,069

    + SENECA VALLEY SCHOOL DISTRICT
            General Obligation Refunding, Series 1998AA                    5.15%      02/15/20           1,500            1,562
                                                                                                                    -----------
                                                                                                                          3,631
      RHODE ISLAND 1.1%

      RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
      Homeownership Opportunity Project
            Revenue, Series 10A                                            6.50%      10/01/22           1,000            1,016

      TEXAS 13.8%

 +(5) AUSTIN UTILITIES SYSTEM
            Revenue Refunding                                              5.13%      11/15/16           3,000            3,231

    + BRAZOS RIVER AUTHORITY
      Houston Industries, Inc. Project
            Revenue, Series 1998A                                          5.13%      05/01/19           1,750            1,833

    + CONROE INDEPENDENT SCHOOL DISTRICT
            General Obligation Refunding, Series 1997B                     5.25%      02/15/21           1,000            1,034

 +(2) DALLAS FORT WORTH INTERNATIONAL AIRPORT
            Revenue, Series 2000A                                          6.00%      11/01/24           3,500            3,837

    + HARRIS COUNTY HOSPITAL DISTRICT
            Revenue Refunding                                              6.00%      02/15/16           1,000            1,142

    + TEXAS SOUTHERN UNIVERSITY
            Revenue Refunding, Series 1998A-1                              4.75%      11/01/17           1,545            1,589
                                                                                                                    -----------
                                                                                                                         12,666


See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)      ($ x 1,000)
      VERMONT 2.5%

    + VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
      Fletcher Allen Health
            Hospital Revenue, Series 2000A                        6.00%      12/01/23           2,000            2,273

      WASHINGTON 19.6%

 +(3) CLARK COUNTY SCHOOL DISTRICT NO. 117
            General Obligation                                    5.50%      12/01/17           3,000            3,500

      KING COUNTY
  (1)       General Obligation, Series 1997D                      5.75%      12/01/11           3,500            4,015
    + King Street Center Project
            Lease Revenue                                         5.13%      06/01/17           1,000            1,053

      KING COUNTY SCHOOL DISTRICT NO. 415
            General Obligation, Series 1993A                      5.55%      12/01/11             500              578

    + OCEAN SHORES
            Water & Sewer Revenue                                 5.50%      12/01/21           2,000            2,317

      WASHINGTON STATE
            General Obligation, Series 1998A                      4.75%      07/01/20           1,000            1,005

    + WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY

  (4) Catholic Health Initiatives
            Revenue, Series 2000A                                 6.00%      12/01/20           3,000            3,397
      Swedish Health System
            Revenue                                               5.13%      11/15/18           2,000            2,114
                                                                                                           -----------
                                                                                                                17,979
      WISCONSIN 1.2%

    + WISCONSIN HEALTH & EDUCATION FACILITIES AUTHORITY
      Medical College of Wisconsin, Inc. Project
            Revenue                                               5.50%      03/01/17           1,000            1,110

      VARIABLE RATE OBLIGATIONS 11.3%
      ----------------------------------------------------------------------------------------------------------------
      GEORGIA 2.0%

    + ATLANTA
            Water & Wastewater Revenue, Series 2002C              1.15%      03/01/03           1,855            1,855

      NEW YORK 4.5%

    + NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
            Water & Sewer System Revenue, Series 1993C            1.15%      03/01/03           2,100            2,100
            Water & Sewer System Revenue, Series 1994G            1.10%      03/01/03           2,000            2,000
                                                                                                           -----------
                                                                                                                 4,100
      TENNESSEE 2.2%

    + CLARKSVILLE PUBLIC BUILDING AUTHORITY
      Tennessee Municipal Bond Fund
            Pooled Financing Revenue                              1.15%      03/01/03           2,000            2,000


See financial notes.

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)      ($ x 1,000)
      WYOMING 2.6%

    + UINTA COUNTY
      Amoco Project
            Pollution Control Revenue Refunding                   1.10%      03/01/03             400              400
      Chevron U.S.A., Inc. Project
            Pollution Control Revenue Refunding                   1.15%      03/01/03           2,000            2,000
                                                                                                           -----------
                                                                                                                 2,400

                                                                                                           MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                              ($ x 1,000)
OTHER INVESTMENT COMPANIES 0.1% of investments

PROVIDENT INSTITUTIONAL FUNDS--
MUNI FUND PORTFOLIO        55,802                                                                                   56

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- Financials

Statement of
ASSETS AND LIABILITIES

As of February 28, 2003; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value                                           $91,759 a
Receivables:
   Fund shares sold                                                         48
   Interest                                                              1,033
Prepaid expenses                                                    +       12
                                                                    ----------
TOTAL ASSETS                                                            92,852

LIABILITIES
------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    421
   Dividends to shareholders                                               244
   Investments bought                                                    2,055
   Investment adviser and administrator fees                                 2
   Transfer agent and shareholder service fees                               1
Accrued expenses                                                    +       23
                                                                    ----------
TOTAL LIABILITIES                                                        2,746

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                            92,852
TOTAL LIABILITIES                                                   -    2,746
                                                                    ----------
NET ASSETS                                                             $90,106

NET ASSETS BY SOURCE

Capital received from investors                                         85,874
Net investment income not yet distributed                                  127
Net realized capital losses                                             (2,259)
Net unrealized capital gains                                             6,364

NET ASSET VALUE (NAV)
                        SHARES
NET ASSETS    /    OUTSTANDING   =    NAV
   $90,106               7,994     $11.27

a The fund's amortized cost for these securities was $85,395. Not counting short-term obligations, the fund paid $10,026 for securities during the reporting period, and received $10,165 from securities it sold or that matured. Included in the total purchases and sales amounts are $25,855 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
------------------------------------------------------------------------------
PORTFOLIO COST                                                         $85,311
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                  $ 6,462
Losses                                                              +      (14)
                                                                    ----------
                                                                       $ 6,448

AS OF AUGUST 31, 2002:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                                      $   349
Long-term capital gains                                                $    --
CAPITAL LOSS UTILIZED                                                  $   102
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2008                                                                 $   602
  2009                                                              +    2,253
                                                                    ----------
                                                                       $ 2,855


See financial notes.

Statement of
OPERATIONS

For September 1, 2002 through February 28, 2003; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $1,985

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                       596

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        1,202

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    127 a
Transfer agent and shareholder service fees                                  106 b
Trustees' fees                                                                 4 c
Custodian and portfolio accounting fees                                        5
Professional fees                                                             13
Registration fees                                                              8
Shareholder reports                                                           10
Other expenses                                                         +       5
                                                                       ---------
Total expenses                                                               278
Expense reduction                                                      -      32 d
                                                                       ---------
NET EXPENSES                                                                 246

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    1,985
NET EXPENSES                                                           -     246
                                                                       ---------
NET INVESTMENT INCOME                                                      1,739
NET REALIZED GAINS                                                           596 e
NET UNREALIZED GAINS                                                   +   1,202 e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $3,537

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2003, to 0.65% of average daily net assets. Prior to November 16, 2002, this limit was 0.49%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $1,798.


See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- Financials

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.
Figures for 9/1/02-2/28/03 are unaudited.

OPERATIONS
-------------------------------------------------------------------------------------
                                                 9/1/02-2/28/03        9/1/01-8/31/02
Net investment income                                    $1,739                $3,690
Net realized gains                                          596                   319
Net unrealized gains                                  +   1,202                   890
                                                      -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                    3,537                 4,899

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------------
Dividends from net investment income                     $1,728                $3,599

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------------
                                       9/1/02-2/28/03              9/1/01-8/31/02
                                  QUANTITY         VALUE      QUANTITY          VALUE
Shares sold                          2,755      $ 30,609         3,297       $ 35,633
Shares reinvested                      104         1,157           198          2,127
Shares redeemed                  +  (2,587)      (28,775)       (3,906)       (42,176)
                                 -----------------------------------------------------
NET INCREASE OR DECREASE               272      $  2,991          (411)      $ (4,416)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------------
                                       9/1/02-2/28/03              9/1/01-8/31/02
                                    SHARES    NET ASSETS        SHARES     NET ASSETS
Beginning of period                  7,722       $85,306         8,133        $88,422
Total increase or
decrease                          +    272         4,800          (411)        (3,116) a
                                  ---------------------------------------------------
END OF PERIOD                        7,994       $90,106         7,722        $85,306  b

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $127 and $116 for the current and prior period, respectively.


See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE as of 2/28/03

AVERAGE ANNUAL TOTAL RETURNS

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 2.10% and its taxable-equivalent yield was 3.77%. 1

[BAR CHART]

                             LEHMAN BROTHERS
                             3-YEAR MUNICIPAL     CATEGORY
                  FUNDS 2       BOND INDEX        AVERAGE 3
6 MONTHS 4           1.96%               2.68%         1.99%
1 YEAR               4.94%                5.6%         4.55%
5 YEAR               4.67%               5.34%         4.33%
SINCE INCEPTION      4.65%               5.11%            0%

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

$15,658       FUND 2
$16,352       LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                                Lehman Brothers
                               3-Year Municipal
                    Fund 2        Bond Index
21-Apr-93           10000            10000
   Apr-93            9990             9994
   May-93           10037            10021
   Jun-93           10136            10085
   Jul-93           10157            10090
   Aug-93           10257            10185
   Sep-93           10328            10229
   Oct-93           10340            10251
   Nov-93           10310            10237
   Dec-93           10444            10345
   Jan-94           10517            10429
   Feb-94           10372            10332
   Mar-94           10188            10207
   Apr-94           10239            10267
   May-94           10272            10315
   Jun-94           10253            10318
   Jul-94           10356            10404
   Aug-94           10390            10441
   Sep-94           10350            10415
   Oct-94           10280            10390
   Nov-94           10167            10371
   Dec-94           10227            10416
   Jan-95           10350            10502
   Feb-95           10503            10613
   Mar-95           10598            10708
   Apr-95           10614            10744
   May-95           10826            10909
   Jun-95           10809            10935
   Jul-95           10925            11050
   Aug-95           11030            11137
   Sep-95           11090            11168
   Oct-95           11174            11222
   Nov-95           11256            11294
   Dec-95           11296            11341
   Jan-96           11366            11430
   Feb-96           11358            11432
   Mar-96           11308            11404
   Apr-96           11325            11418
   May-96           11332            11428
   Jun-96           11393            11497
   Jul-96           11466            11560
   Aug-96           11483            11577
   Sep-96           11557            11648
   Oct-96           11634            11730
   Nov-96           11742            11839
   Dec-96           11737            11845
   Jan-97           11776            11897
   Feb-97           11837            11955
   Mar-97           11762            11893
   Apr-97           11815            11944
   May-97           11916            12041
   Jun-97           11991            12112
   Jul-97           12139            12256
   Aug-97           12120            12231
   Sep-97           12196            12319
   Oct-97           12227            12374
   Nov-97           12268            12410
   Dec-97           12346            12494
   Jan-98           12433            12576
   Feb-98           12459            12603
   Mar-98           12467            12623
   Apr-98           12435            12605
   May-98           12540            12723
   Jun-98           12568            12766
   Jul-98           12635            12812
   Aug-98           12749            12936
   Sep-98           12863            13019
   Oct-98           12892            13081
   Nov-98           12931            13113
   Dec-98           12942            13144
   Jan-99           13054            13264
   Feb-99           13054            13278
   Mar-99           13073            13290
   Apr-99           13088            13332
   May-99           13067            13313
   Jun-99           12966            13233
   Jul-99           13034            13298
   Aug-99           13024            13314
   Sep-99           13090            13364
   Oct-99           13042            13366
   Nov-99           13108            13425
   Dec-99           13027            13403
   Jan-00           13092            13427
   Feb-00           13145            13469
   Mar-00           13257            13537
   Apr-00           13193            13540
   May-00           13238            13554
   Jun-00           13440            13726
   Jul-00           13579            13837
   Aug-00           13717            13943
   Sep-00           13680            13947
   Oct-00           13766            14025
   Nov-00           13810            14081
   Dec-00           13971            14239
   Jan-01           14189            14454
   Feb-01           14189            14510
   Mar-01           14253            14612
   Apr-01           14119            14590
   May-01           14290            14722
   Jun-01           14361            14789
   Jul-01           14502            14908
   Aug-01           14670            15064
   Sep-01           14669            15139
   Oct-01           14794            15237
   Nov-01           14720            15190
   Dec-01           14655            15175
   Jan-02           14823            15368
   Feb-02           14917            15483
   Mar-02           14690            15252
   Apr-02           14902            15476
   May-02           15002            15566
   Jun-02           15100            15700
   Jul-02           15213            15822
   Aug-02           15354            15924
   Sep-02           15565            16049
   Oct-02           15332            15961
   Nov-02           15341            15966
   Dec-02           15554            16196
   Jan-03           15536            16248
28-Feb-03           15658            16352

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.31%). Your tax rate may be different.

2 Fund performance reflects expense reductions by the fund's investment adviser
  (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes on fund distributions or the redemption of fund shares.

3 Source: Morningstar, Inc. As of 2/28/03, the total number of funds in the Municipal Short Bond Fund category for the six-month, one- and five-year periods was 107, 106 and 87, respectively.

4 Not annualized.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 2/28/03

FUND CATEGORY

[GRAPHIC]

                         INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1           Short    Medium    Long
  High                      /X/       / /       / /
  Medium                    / /       / /       / /
  Low                       / /       / /       / /


STATISTICS

NUMBER OF HOLDINGS                           78
------------------------------------------------
12-MONTH YIELD                             3.00%
------------------------------------------------
WEIGHTED AVERAGE RATE                      4.34%
------------------------------------------------
WEIGHTED AVERAGE MATURITY                4.2 yrs
------------------------------------------------
WEIGHTED AVERAGE DURATION                3.7 yrs
------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY               AA
------------------------------------------------
EXPENSE RATIO for the report period        0.56% 2
------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and by remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

100.0%   MUNICIPAL BONDS

BY CREDIT QUALITY 3

[PIE CHART]

59.4%    AAA
18.9%    AA
13.0%    A
 2.9%    BBB
 5.8%    SHORT-TERM RATINGS
         OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

17.9%             0-6 MONTHS
19.8%            7-36 MONTHS
17.0%           37-60 MONTHS
45.3%    MORE THAN 60 MONTHS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Guaranteed by Schwab and the investment adviser (excluding interest, taxes and certain non-routine expenses) not to exceed 0.65% until 11/15/03. For further detail, please reference the Statement of Operations on page 38.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

Financial Tables

These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. Because this is a semiannual report, information for the current period is unaudited.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any Schwab Funds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                       9/1/02-   9/1/01-   9/1/00-    9/1/99-   9/1/98-    9/1/97-
                                                       2/28/03   8/31/02   8/31/01    8/31/00   8/31/99    8/31/98
------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   10.66     10.51     10.22      10.09     10.26      10.16
                                                       -----------------------------------------------------------
Income from investment operations:
   Net investment income                                  0.16      0.34      0.40       0.39      0.39       0.41
   Net realized and unrealized gains or losses            0.05      0.15      0.29       0.13     (0.17)      0.11
                                                       -----------------------------------------------------------
   Total income from investment operations                0.21      0.49      0.69       0.52      0.22       0.52
Less distributions:
   Dividends from net investment income                  (0.16)    (0.34)    (0.40)     (0.39)    (0.39)     (0.42)
                                                       -----------------------------------------------------------
Net asset value at end of period                         10.71     10.66     10.51      10.22     10.09      10.26
                                                       -----------------------------------------------------------
Total return (%)                                         1.961      4.66      6.95       5.32      2.16       5.19

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                                    0.562      0.49      0.49      0.493      0.49       0.49
Expense reductions reflected in above ratio              0.052      0.17      0.18       0.21      0.28       0.30
Ratio of net investment income to
   average net assets                                    2.992      3.29      3.83       3.91      3.81       4.02
Portfolio turnover rate                                      8        17        30         42         7          8
Net assets, end of period ($ x 1,000,000)                  190       184       145        124       126         96

1 Not annualized.

2 Annualized.

3 Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND-- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                        COST     MARKET VALUE
HOLDINGS BY CATEGORY              ($ x 1,000)      ($ x 1,000)
--------------------------------------------------------------
100.0%        MUNICIPAL BONDS         188,056          195,458

  0.0%        OTHER INVESTMENT
              COMPANIES                     5                5
-----------------------------------------------------------------
100.0%        TOTAL INVESTMENTS       188,061          195,463

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)      ($ x 1,000)
      MUNICIPAL BONDS 100.0% of investments

      FIXED-RATE OBLIGATIONS 87.7%
      ----------------------------------------------------------------------------------------------------------------

      CALIFORNIA 84.2%

    + ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
      Brandeis Hillel Day School Project
            Revenue                                               3.75%      08/01/06           4,000            4,189

   +o ALAMEDA COUNTY
  (3)       Series 2001A                                          5.38%      12/01/09           5,000            5,779
      Reference & Capital Projects                                5.00%      12/01/06           3,480            3,917

      ALAMEDA PUBLIC FINANCING AUTHORITY
            Revenue                                               4.85%      09/02/06           2,140            2,212

    + BAY AREA GOVERNMENT ASSOCIATION
      Bay Area Rapid Transit Capital Grant
            Revenue Tax Allocation, Series A                      5.00%      06/15/08           1,000            1,011

    + BURBANK UNIFIED SCHOOL DISTRICT
      Election of 1997
            General Obligation, Series C                          3.00%      08/01/06           1,820            1,908

      CALIFORNIA
            General Obligation                                    4.00%      11/01/05           1,000            1,060
            General Obligation                                    6.30%      09/01/06           2,235            2,544
    +       General Obligation                                    5.50%      12/01/11           1,665            1,922
            General Obligation Refunding                          5.25%      02/01/11           3,500            3,849
 +(8)       General Obligation Refunding                          5.00%      02/01/12           4,000            4,410
  (1)       Revenue Anticipation                                  2.50%      06/27/03           9,000            9,035

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
            Power Supply Revenue, Series A                        5.50%      05/01/10           1,315            1,465


See financial notes.

      ISSUER
      PROJECT                                                                    MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                                  RATE         DATE       ($ x 1,000)      ($ x 1,000)
    + CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      Pooled College & University Projects
            Revenue, Series 1997A                                     5.05%      04/01/05           1,010            1,090

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Catholic Health Care West
            Insured Revenue, Series 1997A                             5.00%      07/01/03           2,000            2,026
      Kaiser Permanente Hospital
            Revenue, Series 1998B                                     5.00%      10/01/08           2,500            2,727

      CALIFORNIA POLLUTION CONTROL FINANCE AUTHORITY
      Waste Management, Inc. Project
            Solid Waste Disposal Revenue, Series B                    4.45%      07/01/05           2,000            2,049

      CALIFORNIA PUBLIC WORKS BOARD
            Energy Efficiency Revenue Refunding, Series 1998B         4.00%      09/01/06           1,155            1,249
      Regents University of California
            Lease Revenue Refunding, Series 1998A                     5.25%      12/01/07           2,000            2,261

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
            Revenue, Series 2002D                                     4.35%      03/01/07           2,000            2,079
    + Sherman Oaks Project
            Revenue Refunding, Series 1998A                           5.00%      08/01/06           2,500            2,778
    o St. Joseph Health Systems Group
            Series 1994                                               6.50%      07/01/04           2,000            2,184
            Series 1997                                               5.00%      07/01/04             750              783
    o       The Internet Group                                        4.13%      04/01/04           3,500            3,567

    + EL DORADO COUNTY PUBLIC AGENCY FINANCE AUTHORITY
            Revenue                                                   5.60%      02/15/12           3,000            3,294

    + FONTANA
      Senior Community Facilities District No. 2-A
            Special Tax Refunding, Series 1998                        4.10%      09/01/04           1,120            1,170

      FREMONT UNIFIED HIGH SCHOOL DISTRICT OF SANTA CLARA COUNTY
            General Obligation, Series 2000B                          5.75%      09/01/08           1,520            1,774

    + FRESNO
      Community Facilities District No. 3
            Special Tax, Series 1998                                  4.75%      09/01/05           1,175            1,191

      HUNTINGTON BEACH
      Huntington Village
            Multi-Family Housing Revenue, Series A                    4.80%      09/01/07           2,970            2,973

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redeveloped Project
            Tax Allocation Refunding, Series 1998A                    3.88%      05/01/05             525              555

    + INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
            Revenue Refunding, Series 1999A                           5.00%      11/01/08           1,210            1,374
            Revenue Refunding, Series 1999A                           5.00%      11/01/09           1,375            1,556

      LONG BEACH HARBOR
 +(9)       Revenue Refunding, Series 1998A                           5.50%      05/15/05           3,985            4,321
  (7)       Revenue, Series 2000A                                     5.50%      05/15/10           4,000            4,505


See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                     MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                                   RATE         DATE       ($ x 1,000)      ($ x 1,000)
   +o LOS ANGELES
      American Academy of Dramatic Arts
            Series 2000A                                               4.70%      11/01/05           1,300            1,394

    + LOS ANGELES COMMUNITY REDEVELOPMENT POOLED FINANCING AUTHORITY
      Beacon Street Project
            Revenue Refunding, Series 1998F                            5.00%      09/01/07             810              914

      LOS ANGELES COUNTY TRANSPORTATION COMMISSION
      Proposition C
            Sales Tax Revenue, Second Series 1992A                     6.20%      07/01/04           3,000            3,196

      LOS ANGELES STATE BUILDING AUTHORITY
    +       Lease Revenue Refunding, Series 1993A                      5.63%      05/01/11           2,000            2,311
      California Department of General Services
            Lease Revenue Refunding, Series 1995A                      5.60%      05/01/04           1,000            1,049

  (6) LOS ANGELES UNIFIED SCHOOL DISTRICT
            General Obligation, Series 2000D                           5.50%      07/01/10           4,000            4,605

    + NORTHERN CALIFORNIA POWER AGENCY
      Geothermal Project No. 3
            Public Power Revenue, Series 1993A                         5.60%      07/01/06           2,000            2,270

   +o OAKLAND
      Oakland Museum
            Refunding, Series A                                        5.00%      04/01/10           2,015            2,254
            Refunding, Series A                                        5.00%      04/01/11           1,460            1,627

    + OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
      Vista del Ora Rental Housing Project
            Multi-Family Housing Revenue Refunding, Series 2001A       4.45%      04/01/11           1,250            1,308

    + ORANGE COUNTY RECOVERY
            Series 1996A COP                                           6.00%      07/01/08           3,000            3,517

   +o PORT OF OAKLAND
            Series K                                                   5.50%      11/01/08           3,000            3,417

    + RANCHO WATER DISTRICT FINANCING AUTHORITY
            Revenue                                                    5.88%      11/01/10           1,500            1,677

    = RIVERSIDE COUNTY ASSET LEASING CORP.
      Hospital Project
            Leasehold Revenue, Series 2003A                            5.00%      06/01/09           2,555            2,856

      SACRAMENTO CITY FINANCING AUTHORITY
            Revenue Refunding                                          4.50%      07/01/08           2,865            3,112

    + SAN BERNARDINO
      Alta Park Mountain Vista Apartments
            Multi-Family Housing Revenue Refunding, Series 2001A       4.45%      05/01/11           1,300            1,350

    + SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
            Bridge Toll Revenue, Series 1999                           5.00%      02/01/07             500              547

      SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
    +       International Airport Revenue, Second Series - Issue 15A   5.50%      05/01/09           2,000            2,241
            International Airport Revenue, Second Series - Issue 22    5.25%      05/01/11           3,065            3,346


See financial notes.

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)      ($ x 1,000)
    + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
      Auxiliary Organization
            Student Housing Revenue                               4.30%      07/01/05             540              572
            Student Housing Revenue                               5.00%      07/01/08             400              441

      SAN JOSE
            Airport Revenue Refunding, Series 2003B               5.00%      03/01/11           2,625            2,846

  (4) SAN JOSE REDEVELOPMENT AGENCY
      Merged Area Redevelopment Project
            Tax Allocation                                        4.00%      08/01/10           5,000            5,289

    + SANTA CLARA
      Insurance Funding
            Revenue                                               3.25%      04/01/12           4,000            4,156

      SANTA CLARA COUNTY FINANCING AUTHORITY
=(10) Measure B Transportation Improvement Program
            Special Obligation Revenue                            4.00%      08/01/05           4,000            4,218
    + Multi-Facilities Projects
            Lease Revenue, Series 2000B                           5.50%      05/15/05           3,290            3,593
    + VMC Facility Replacement Project
            Lease Revenue, Series 1994A                           7.75%      11/15/10           1,000            1,302

    + SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
      San Juan Power Project Unit 3
            Power Revenue, Series 1993A                           5.00%      01/01/04           1,600            1,638

    + WEST & CENTRAL BASIN FINANCING AUTHORITY
      West Basin Project
            Revenue Refunding, Series 1993A                       5.30%      08/01/09           3,665            3,789

+o(5) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
            School Facilities Bridge Funding Project              2.40%      01/15/04           5,000            5,024
                                                                                                           -----------
                                                                                                               164,666
      PUERTO RICO 3.5%

    + PUERTO RICO COMMONWEALTH AQUEDUCT & SEWERAGE AUTHORITY
            Revenue Refunding                                     6.00%      07/01/06           3,000            3,419

    + PUERTO RICO ELECTRIC POWER AUTHORITY
            Power Revenue Refunding, Series 1997CC                5.50%      07/01/08           3,000            3,430
                                                                                                           -----------
                                                                                                                 6,849
      VARIABLE RATE OBLIGATIONS 12.3%
      ----------------------------------------------------------------------------------------------------------------

      CALIFORNIA 12.3%

    + CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      Rand Corp.
            Insured Revenue, Series 2002B                         1.10%      03/01/03           4,000            4,000

    + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      Shell Martinez Refining Project
            Solid Waste Disposal Revenue, Series 1996A            1.10%      03/01/03           2,200            2,200


See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)      ($ x 1,000)

    + IRVINE RANCH IMPROVEMENT BOND ACT 1915
      Assessment District No. 93-13
            Special Assessment                                    1.10%      03/01/03           2,100            2,100
      Assessment District No. 97-17
            Special Assessment                                    1.20%      03/01/03           3,148            3,148

    + IRVINE RANCH WATER DISTRICT
            Consolidated Revenue                                  1.10%      03/01/03           2,450            2,450
    o Capital Improvement Project                                 1.10%      03/01/03             300              300
      Consolidated Improvement Districts Project
            General Obligation                                    1.08%      03/01/03             100              100

    + METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
            Waterworks Revenue, Series 2000B-1                    1.10%      03/01/03             400              400
            Waterworks Revenue, Series 2000B-3                    1.10%      03/01/03             800              800

   +o ORANGE COUNTY SANITATION DISTRICT
            Series 2000A                                          1.10%      03/01/03           1,945            1,945
(2)         Series 2000B                                          1.10%      03/01/03           6,500            6,500
                                                                                                           -----------
                                                                                                                23,943

                                                                                                           MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                              ($ x 1,000)
OTHER INVESTMENT COMPANIES 0.0% of investments

PROVIDENT INSTITUTIONAL FUNDS--
CALIFORNIA MONEY FUND PORTFOLIO     5,087                                                                            5

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See financial notes.

Statement of
ASSETS AND LIABILITIES

As of February 28, 2003; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $195,463 a
Receivables:
   Fund shares sold                                                          110
   Interest                                                                1,901
Prepaid expenses                                                    +          1
                                                                    ------------
TOTAL ASSETS                                                             197,475

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      220
   Dividends to shareholders                                                 388
   Investment bought                                                       7,032
   Investment adviser and administrator fees                                   3
   Transfer agent and shareholder service fees                                 3
Accrued expenses                                                    +         21
                                                                    ------------
TOTAL LIABILITIES                                                          7,667

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             197,475
TOTAL LIABILITIES                                                   -      7,667
                                                                    ------------
NET ASSETS                                                             $ 189,808
NET ASSETS BY SOURCE
Capital received from investors                                          182,567
Net investment income not yet distributed                                     63
Net realized capital losses                                                 (224)
Net unrealized capital gains                                               7,402


NET ASSET VALUE (NAV)
                  SHARES

NET ASSETS   /   OUTSTANDING   =      NAV
  $189,808            17,728       $10.71

a The fund's amortized cost for these securities was $188,061. Not counting short-term obligations, the fund paid $22,138 for securities during the reporting period, and received $12,207 from securities it sold or that matured. Included in the total purchases and sales amounts are $32,762 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
------------------------------------------------------------------------------
PORTFOLIO COST                                                        $188,038
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                 $  7,545
Losses                                                             +      (120)
                                                                   -----------
                                                                      $  7,425

AS OF AUGUST 31, 2002:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                                     $    516
Long-term capital gains                                               $     --
CAPITAL LOSS UTILIZED                                                 $    201
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2004                                                               $    337
   2008                                                            +        27
                                                                   -----------
                                                                      $    364


See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- Financials

Statement of
OPERATIONS

For September 1, 2002 through February 28, 2003; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $3,235

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                       141

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                          539

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    274 a
Transfer agent and shareholder service fees                                  228 b
Trustees' fees                                                                 5 c
Custodian and portfolio accounting fees                                        8
Professional fees                                                             13
Registration fees                                                            (1)
Shareholder reports                                                           13
Other expenses                                                         +       7
                                                                       ---------
Total expenses                                                               547
Expense reduction                                                      -      41 d
                                                                       ---------
NET EXPENSES                                                                 506

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    3,235
NET EXPENSES                                                           -     506
                                                                       ---------
NET INVESTMENT INCOME                                                      2,729
NET REALIZED GAINS                                                           141 e
NET UNREALIZED GAINS                                                   +     539 e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $3,409

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2003, to 0.65% of average daily net assets. Prior to November 16, 2002, this limit was 0.49%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $680.


See financial notes.

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000. Figures for 9/1/02-2/28/03 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------------
                                            9/1/02-2/28/03           9/1/01-8/31/02
Net investment income                                 $2,729                   $5,161
Net realized gains                                       141                      204
Net unrealized gains                               +     539                    2,290
                                                 -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 3,409                    7,655

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------------
Dividends from net investment income                  $2,726                   $5,077

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------------
                                            9/1/02-2/28/03           9/1/01-8/31/02
                                         QUANTITY      VALUE      QUANTITY     VALUE
Shares sold                                3,520     $ 37,537       8,549     $ 89,804
Shares reinvested                            186        1,980         314        3,294
Shares redeemed                        +  (3,198)     (34,015)     (5,392)     (56,623)
                                       -----------------------------------------------
NET INCREASE                                 508     $  5,502       3,471     $ 36,475

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------------
                                            9/1/02-2/28/03           9/1/01-8/31/02
                                          SHARES     NET ASSETS    SHARES   NET ASSETS
Beginning of period                        17,220     $183,623     13,749     $144,570
Total increase                          +     508        6,185      3,471       39,053 a
                                        ----------------------------------------------
END OF PERIOD                              17,728     $189,808     17,220     $183,623 b


a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $63 and $60 for the current and prior period, respectively.


See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PERFORMANCE as of 2/28/03

AVERAGE ANNUAL TOTAL RETURNS

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal California Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.19% and its taxable-equivalent yield was 7.52%. 1

[BAR CHART]

                             LEHMAN BROTHERS
                            GENERAL MUNICIPAL     CATEGORY
                FUND 2          BOND INDEX        AVERAGE 3
 6 MONTHS 4      3.07%             3.36%           2.41%
 1 YEAR          6.96%             7.67%           5.96%
 5 YEARS         5.51%             6.07%           4.83%
10 YEARS         5.85%             6.32%           5.59%

PERFORMANCE OF A $10,000 INVESTMENT

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

$17,660          FUND 2
$18,472          LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                             Lehman Brothers
                            General Municipal
                  Fund 2        Bond Index
28-Feb-93         10000          10000
   Mar-93          9819           9894
   Apr-93          9915           9994
   May-93          9968          10050
   Jun-93         10165          10218
   Jul-93         10154          10231
   Aug-93         10391          10444
   Sep-93         10506          10563
   Oct-93         10542          10583
   Nov-93         10416          10490
   Dec-93         10651          10711
   Jan-94         10771          10833
   Feb-94         10459          10553
   Mar-94          9932          10123
   Apr-94          9995          10209
   May-94         10079          10298
   Jun-94          9977          10235
   Jul-94         10209          10423
   Aug-94         10224          10459
   Sep-94         10042          10305
   Oct-94          9784          10122
   Nov-94          9552           9939
   Dec-94          9719          10157
   Jan-95         10107          10448
   Feb-95         10442          10752
   Mar-95         10543          10875
   Apr-95         10539          10889
   May-95         10893          11236
   Jun-95         10714          11138
   Jul-95         10775          11244
   Aug-95         10928          11387
   Sep-95         11018          11458
   Oct-95         11235          11625
   Nov-95         11472          11818
   Dec-95         11628          11931
   Jan-96         11708          12022
   Feb-96         11606          11940
   Mar-96         11412          11787
   Apr-96         11355          11754
   May-96         11364          11749
   Jun-96         11510          11877
   Jul-96         11636          11986
   Aug-96         11632          11983
   Sep-96         11824          12151
   Oct-96         11953          12288
   Nov-96         12201          12513
   Dec-96         12132          12461
   Jan-97         12140          12484
   Feb-97         12256          12599
   Mar-97         12040          12432
   Apr-97         12160          12536
   May-97         12385          12724
   Jun-97         12492          12860
   Jul-97         12966          13216
   Aug-97         12789          13092
   Sep-97         12956          13248
   Oct-97         13046          13333
   Nov-97         13145          13411
   Dec-97         13350          13607
   Jan-98         13521          13747
   Feb-98         13511          13751
   Mar-98         13488          13764
   Apr-98         13422          13702
   May-98         13656          13918
   Jun-98         13695          13973
   Jul-98         13713          14008
   Aug-98         13933          14225
   Sep-98         14142          14403
   Oct-98         14135          14403
   Nov-98         14209          14453
   Dec-98         14208          14489
   Jan-99         14359          14661
   Feb-99         14310          14597
   Mar-99         14346          14617
   Apr-99         14338          14654
   May-99         14209          14569
   Jun-99         13964          14359
   Jul-99         13947          14411
   Aug-99         13714          14296
   Sep-99         13706          14301
   Oct-99         13384          14147
   Nov-99         13555          14297
   Dec-99         13337          14190
   Jan-00         13202          14129
   Feb-00         13465          14292
   Mar-00         13918          14605
   Apr-00         13754          14519
   May-00         13698          14444
   Jun-00         14153          14827
   Jul-00         14400          15033
   Aug-00         14766          15264
   Sep-00         14705          15185
   Oct-00         14822          15350
   Nov-00         14974          15467
   Dec-00         15365          15849
   Jan-01         15453          16006
   Feb-01         15482          16057
   Mar-01         15604          16202
   Apr-01         15336          16027
   May-01         15525          16200
   Jun-01         15585          16308
   Jul-01         15886          16550
   Aug-01         16297          16823
   Sep-01         16201          16765
   Oct-01         16404          16965
   Nov-01         16320          16822
   Dec-01         16119          16663
   Jan-02         16340          16951
   Feb-02         16512          17156
   Mar-02         16132          16820
   Apr-02         16411          17148
   May-02         16519          17252
   Jun-02         16655          17435
   Jul-02         16881          17660
   Aug-02         17133          17872
   Sep-02         17618          18263
   Oct-02         17153          17960
   Nov-02         17094          17885
   Dec-02         17436          18262
   Jan-03         17349          18217
28-Feb-03         17660          18472

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.31%). Your tax rate may be different.

2 Fund performance reflects expense reductions by the fund's investment adviser
  (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes on fund distributions or the redemption of fund shares.

3 Source: Morningstar, Inc. As of 2/28/03, the total number of funds in the Municipal California Long Bond Fund category for the six-month, one-, five- and ten-year periods was 119, 119, 104 and 51, respectively.

4 Not annualized.


Schwab Tax-Free Bond Funds

FUND FACTS as of 2/28/03

FUND CATEGORY

[GRAPHIC]

                         INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1           Short    Medium    Long
  High                    / /       / /       /X/
  Medium                  / /       / /       / /
  Low                     / /       / /       / /

STATISTICS

NUMBER OF HOLDINGS                               90
---------------------------------------------------
12-MONTH YIELD                                4.36%
---------------------------------------------------
WEIGHTED AVERAGE RATE                         5.31%
---------------------------------------------------
WEIGHTED AVERAGE MATURITY                  17.0 yrs
---------------------------------------------------
WEIGHTED AVERAGE DURATION                   9.0 yrs
---------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                  AA
---------------------------------------------------
EXPENSE RATIO for the report period           0.55% 2
---------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and by remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

99.9%   MUNICIPAL BONDS
 0.1%   OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 3

[PIE CHART]

69.9%   AAA
 9.2%   AA
10.0%   A
 9.1%   BBB
 1.8%   SHORT-TERM RATINGS
        OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 8.0%           0-1  YEAR
 4.2%          2-10 YEARS
59.8%         11-20 YEARS
22.7%         21-30 YEARS
 5.3%  MORE THAN 30 YEARS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 For further detail, please reference the Statement of Operations on page 50.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- Financials

Financial tables

These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. Because this is a semiannual report, information for the current period is unaudited.

Look online at WWW.SCHWAB.COM/SCHWABFUNDS/HOW2READ for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS


                                                 9/1/02-     9/1/01-    9/1/00-   9/1/99-   9/1/98-    9/1/97-
                                                 2/28/03     8/31/02    8/31/01   8/31/00   8/31/99    8/31/98
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             11.69       11.63      11.06     10.82     11.52      11.10
                                                   -----------------------------------------------------------
Income from investment operations:
   Net investment income                            0.24        0.53       0.55      0.55      0.54       0.54
   Net realized and unrealized gains or losses      0.11        0.05       0.57      0.24     (0.70)      0.43
                                                   -----------------------------------------------------------
   Total income from investment operations          0.35        0.58       1.12      0.79     (0.16)      0.97
Less distributions:
   Dividends from net investment income            (0.24)      (0.52)     (0.55)    (0.55)    (0.54)     (0.55)
                                                   -----------------------------------------------------------
Net asset value at end of period                   11.80       11.69      11.63     11.06     10.82      11.52
                                                   -----------------------------------------------------------
Total return (%)                                    3.07 1      5.14      10.38      7.67     (1.57)      8.96

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                 0.55 2      0.49       0.49      0.49 3    0.49       0.49
Expense reductions reflected in above ratio         0.04 2      0.15       0.16      0.19      0.26       0.27
Ratio of net investment income to
 average net assets                                 4.26 2      4.58       4.86      5.19      4.69       4.79
Portfolio turnover rate                               13          34         37        36        55         28
Net assets, end of period ($ x 1,000,000)            229         238        215       179       202        190

1 Not annualized.

2 Annualized.

3 Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See financial notes.

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

 +   Credit-enhanced security

 o   Certificate of participation

 =   Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                COST        MARKET VALUE
HOLDINGS BY CATEGORY         ($ x 1,000)     ($ x 1,000)
--------------------------------------------------------
 99.9%   MUNICIPAL BONDS        217,615          230,120

  0.1%   OTHER INVESTMENT
         COMPANIES                  144              144
--------------------------------------------------------
100.0%   TOTAL INVESTMENTS      217,759          230,264

      ISSUER
      PROJECT                                                                MATURITY      FACE VALUE      MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      MUNICIPAL BONDS 99.9% of investments

      FIXED-RATE OBLIGATIONS 94.5%
      ----------------------------------------------------------------------------------------------------------------
      CALIFORNIA 94.5%

      ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
  + Brandeis Hillel Day School Project
          Revenue                                               3.75%      03/01/03           1,700            1,780
 +o Lytton Gardens, Inc.
          Insured Revenue                                       6.00%      02/15/30           3,000            3,197
    Schools of Sacred Heart
          Revenue, Series 2000A                                 6.45%      06/01/30           1,500            1,619

  + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
          Senior Lien Revenue, Series 1999A                     5.13%      10/01/16           1,170            1,255

 +o ALAMEDA COUNTY
    Alameda Medical Center Project
          Series 1998                                           5.38%      06/01/18           3,400            3,704

(5) ANAHIEM PUBLIC FINANCING AUTHORITY
    Public Improvements Project
          Revenue, Series 1997A                                 6.00%      09/01/24           5,000            5,980

  + BAY AREA GOVERNMENT ASSOCIATION
    Redevelopment Agency Pool
          Revenue Tax Allocation, Series 1997A-6                5.25%      12/15/17           1,200            1,299

  + BISHOP UNION HIGH SCHOOL DISTRICT
          Joint General Obligation                              5.50%      08/01/25           1,175            1,268

  + BREA OLINDA UNIFIED SCHOOL DISTRICT
          General Obligation, Series 1999A                      5.60%      08/01/20           1,000            1,110

  + BURBANK PUBLIC FINANCING AUTHORITY
    Golden State Redevelopment Project
          Revenue, Series 2003A                                 5.25%      12/01/17           2,825            3,123
          Revenue, Series 2003A                                 5.25%      12/01/18           2,175            2,388


See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
      CALIFORNIA
            General Obligation                                    5.25%      10/01/15           2,500            2,660
            General Obligation                                    5.63%      05/01/18           1,000            1,075
            Revenue Anticipation                                  2.50%      06/27/03           4,000            4,016

  (9) CALIFORNIA DEPARTMENT OF VETERAN AFFAIRS
            Home Purchase Revenue, Series 2002A                   5.30%      12/01/21           5,000            5,262

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
            Power Supply Revenue, Series A                        5.75%      05/01/17           3,000            3,327

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
            Revenue                                               5.75%      06/01/25           1,800            1,852
      Pepperdine University
            Revenue                                               5.75%      09/15/30           3,000            3,223
      University of Southern California
            Revenue                                               5.50%      10/01/27           4,570            4,875

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Cedars Sinai Medical Center
            Revenue, Series 1999A                                 6.13%      12/01/19           2,750            2,966
 +(6) Children's Hospital of San Diego
            Insured Hospital Revenue Refunding, Series 1996       5.38%      07/01/16           5,180            5,619

      CALIFORNIA HOUSING FINANCE AGENCY
    +       Home Mortgage Revenue, Series 1995L                   5.90%      08/01/17           1,000            1,044
            Multi-Unit Rental Housing Revenue, Series 1992B-II    6.70%      08/01/15           1,000            1,015
    +       Revenue, Series 1995J                                 6.00%      08/01/17           1,600            1,667

    + CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      J. David Gladstone Institution Project
            Revenue                                               5.50%      10/01/19           1,250            1,337

    + CALIFORNIA PUBLIC WORKS BOARD
      Department of Corrections Administration
            Lease Revenue, Series 2002A                           5.25%      03/01/20           4,570            4,884

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
   +o Cedars-Sinai Medical Center
            Hospital Revenue                                      6.50%      08/01/15             365              370
      Kaiser Permanente Project
            Revenue, Series 2002D                                 4.35%      03/01/07           2,000            2,079
    + Sunnyside Vermont
            Revenue, Series 2001A                                 7.00%      04/20/36           4,000            4,618
o(10) The Internext Group                                         5.38%      04/01/17           5,000            5,057

    + COLTON PUBLIC FINANCING AUTHORITY
            Special Tax Revenue, Series 1996                      5.45%      09/01/19           3,020            3,272

      EAST BAY MUNICIPAL UTILITY DISTRICT
            Water System Revenue, Series 1998                     5.25%      06/01/19           2,600            2,774

   +o ESCONDIDO
            Revenue, Series 2000A                                 6.00%      09/01/31           2,000            2,258

      FONTANA REDEVELOPMENT AGENCY
      Jurupa Hills Redevelopment Project
            Tax Allocation, Series 1997A                          5.50%      10/01/19           3,500            3,669

 +(8) FOOTHILL EASTERN CORRIDOR AGENCY
            Toll Road Revenue Refunding                           5.13%      01/15/19           5,000            5,345


See financial notes.

      ISSUER
      PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
   + HUNTINGTON BEACH PUBLIC FINANCING AUTHORITY
     Capital Improvement Project
            Lease Revenue, Series 2000A                           5.50%      09/01/20           1,500            1,642

   + INGLEWOOD REDEVELOPMENT AGENCY
     Merged Redevelopment Project
            Tax Allocation, Series 1998A                          5.25%      05/01/16           1,000            1,128

   + LOS ANGELES
            Sanitation Equipment Revenue, Series 2001A            5.25%      02/01/17           3,965            4,304

  += LOS ANGELES UNIFIED SCHOOL DISTRICT
            General Obligation, Series 2003A                      5.00%      07/01/21           3,000            3,148

+(7) MENLO PARK COMMUNITY DEVELOPMENT AGENCY
     Las Pulgas Community Development Project
            Tax Allocation                                        5.55%      06/01/30           5,000            5,416

   + MODESTO PUBLIC FINANCING AUTHORITY
     Capital Imports & Refining Project
            Lease Revenue                                         5.13%      09/01/20           3,740            3,952

   + NORTHERN CALIFORNIA POWER AGENCY
            Multiple Capital Facilities Revenue Refunding,
            Series 1999A                                          5.25%      08/01/16           3,000            3,254

     OAKLAND JOINT POWERS FINANCING AUTHORITY
            Reassessment Revenue                                  5.50%      09/02/24             990            1,045

+(3) OAKLAND REDEVELOPMENT AGENCY
            Central District Redevelopment Sub-Tax Allocation     5.50%      09/01/14           5,615            6,442

  +o OCEANSIDE BUILDING AUTHORITY
            Refunding, Series 1993A                               6.38%      04/01/12           1,250            1,280

   + PORT OF OAKLAND
            Revenue, Series 2000K                                 5.75%      11/01/29           3,500            3,717

     RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
     Redevelopment Projects
            Tax Allocation Revenue, Series 1997A                  5.63%      10/01/33           4,905            5,005

     ROSEVILLE JOINT UNION HIGH SCHOOL DISTRICT
            General Obligation, Series 2001E                      5.25%      08/01/26           2,435            2,540

     SACRAMENTO CITY FINANCING AUTHORITY
   +        Lease Revenue Refunding, Series B                     5.40%      11/01/20           3,105            3,460
     California EPA Building Project
            Lease Revenue, Series 1998A                           5.25%      05/01/19           1,575            1,695
   + City Hall & Redevelopment Projects
            Revenue, Series 2002A                                 5.38%      12/01/20           2,875            3,150

     SACRAMENTO COUNTY SANITATION DISTRICT FINANCING AUTHORITY
            Revenue, Series 2000A                                 5.88%      12/01/27           1,000            1,130

   + SACRAMENTO FINANCING AUTHORITY
     Solid Waste & Redevelopment
            Capital Improvement Revenue                           5.88%      12/01/29           3,000            3,352

   o SACRAMENTO REGIONAL TRANSIT DISTRICT
            Series 1992A                                          6.38%      03/01/05             250              259


See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

     ISSUER
     PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
         TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
   + SALINAS VALLEY SOLID WASTE AUTHORITY
           Revenue                                               5.13%      08/01/22           2,210            2,308

     SAN DIEGO REDEVELOPMENT AGENCY
     Horton Plaza Project
           Tax Allocation                                        5.80%      11/01/21           2,500            2,659

   + SAN DIEGO UNIFIED SCHOOL DISTRICT
           General Obligation, Series 2001C                      5.00%      07/01/18           1,730            1,858
           General Obligation, Series 2001C                      5.00%      07/01/19           2,000            2,135
     Election 1998
           General Obligation, Series 2002D                      5.25%      07/01/19           3,000            3,276

   + SAN FRANCISCO BAY AREA RAPID TRANSIT DISTRICT
           Sales Tax Revenue                                     5.50%      07/01/26           1,000            1,072
           Sales Tax Revenue                                     5.50%      07/01/34           2,500            2,683

   + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
           International Airport Revenue, 2nd Series, Issue 11   6.20%      05/01/05           2,000            2,232
           International Airport Revenue, 2nd Series, Issue 12B  5.63%      05/01/21           2,000            2,178
           International Airport Revenue, 2nd Series, Issue 22   5.00%      05/01/19           2,000            2,076

     SAN FRANCISCO DOWNTOWN PARKING CORP.
           Revenue                                               6.65%      04/01/18             500              512

   + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
     Auxiliary Organization
           Student Housing Revenue                               5.20%      07/01/19           1,150            1,186

   + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
     Lopez Dam Improvement Project
           Revenue, Series 2000A                                 5.38%      08/01/24           1,000            1,064

+(2) SANTA ANA UNIFIED SCHOOL DISTRICT
           General Obligation                                    5.70%      08/01/29           6,000            6,524

   + SANTA CLARA COUNTY FINANCING AUTHORITY
     VMC Facility Replacement Project
           Lease Revenue, Series 1994A                           7.75%      11/15/10           1,460            1,902

   + SANTA CLARA REDEVELOPMENT AGENCY
     Bayshore North Project
           Tax Allocation Refunding                              7.00%      07/01/10           1,500            1,790

   + SHASTA UNIFIED SCHOOL DISTRICT
           General Obligation                                    5.25%      08/01/18           1,240            1,353
           General Obligation                                    5.25%      08/01/19           1,360            1,476

+(1) SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
           Special Tax Revenue, Series 1999A                     5.25%      08/15/18           6,095            6,568

 (4) STOCKTON COMMUNITY FACILITIES DISTRICT
     Weston Ranch Project
           Special Tax Revenue, Series 1998A                     5.80%      09/01/14           5,875            6,188

   + TAFT CITY ELEMENTARY SCHOOL DISTRICT
           General Obligation, Series 2001A                      4.90%      08/01/20           1,080            1,127

   + TRI-CITY HOSPITAL DISTRICT
           Insured Revenue Refunding, Series 1996A               5.63%      02/15/17           1,000            1,095


See financial notes.

   ISSUER
   PROJECT                                                                MATURITY     FACE VALUE       MKT. VALUE
       TYPE OF SECURITY, SERIES                                RATE         DATE       ($ x 1,000)      ($ x 1,000)
   TRUCKEE PUBLIC FINANCING AUTHORITY
         Lease Revenue, Series 2000A                           5.88%      11/01/25           1,490            1,673

 + UNIVERSITY OF CALIFORNIA
   University of California Hospital Medical Center Project
         Hospital Revenue                                      5.75%      07/01/24             500              544

 + VALLEJO
   Water Improvement Project
         Revenue Refunding, Series 1996A                       5.70%      05/01/16           2,000            2,224

+o WEST BASIN COUNTY MUNICIPAL WATER DISTRICT
         Revenue Refunding, Series 1997A                       5.50%      08/01/22           1,000            1,079

   WHITTIER PRESBYTERIAN INTERCOMMUNITY HOSPITAL
         Health Facility Revenue                               5.60%      06/01/22           2,000            2,032
                                                                                                        -----------
                                                                                                            217,720

   VARIABLE RATE OBLIGATIONS 5.4%
   ----------------------------------------------------------------------------------------------------------------

   CALIFORNIA 5.4%

 + CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
   Adventist Health Systems
         Hospital Revenue, Series 2002A                        1.15%      03/01/03           2,300            2,300

 + CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
   Rand Corp.
         Insured Revenue, Series 2002B                         1.10%      03/01/03             300              300

 + IRVINE RANCH IMPROVEMENT BOND ACT 1915
   Assessment District No. 94-13
         Special Assessment                                    1.10%      03/01/03           4,700            4,700

 + IRVINE RANCH WATER DISTRICT
   Improvement District No. 282
         General Obligation, Series 1988A                      1.10%      03/01/03             300              300
   Improvement District No. 284
         General Obligation, Series 1988A                      1.10%      03/01/03             200              200

 + METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
         Waterworks Revenue, Series 2000B-1                    1.10%      03/01/03             500              500

+o ORANGE COUNTY SANITATION DISTRICT
         Series 2000A                                          1.10%      03/01/03           2,300            2,300
   Districts 1-3, 5-7 & 11                                     1.10%      03/01/03           1,800            1,800
                                                                                                        -----------
                                                                                                             12,400


See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- Financials

PORTFOLIO HOLDINGS As of February 28, 2003; unaudited. Continued

                                                                                                           MKT. VALUE
SECURITY AND NUMBER OF SHARES                                                                              ($ x 1,000)
OTHER INVESTMENT COMPANIES 0.1% of investments

PROVIDENT INSTITUTIONAL FUNDS--
CALIFORNIA MONEY FUND PORTFOLIO     144,440                                                                        144

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See financial notes.

Statement of
ASSETS AND LIABILITIES

As of February 28, 2003; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $230,264 a
Receivables:
   Fund shares sold                                                          162
   Interest                                                                2,925
Prepaid expenses                                                     +         2
                                                                     -----------
TOTAL ASSETS                                                             233,353

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      327
   Dividends to shareholders                                                 683
   Investments bought                                                      3,083
   Investment adviser and administrator fees                                   4
   Transfer agent and shareholder service fees                                 3
Accrued expenses                                                     +        20
                                                                     -----------
TOTAL LIABILITIES                                                          4,120

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             233,353
TOTAL LIABILITIES                                                    -     4,120
                                                                     -----------
NET ASSETS                                                              $229,233

NET ASSETS BY SOURCE
Capital received from investors                                          216,803
Net investment income not yet distributed                                    318
Net realized capital losses                                                 (393)
Net unrealized capital gains                                              12,505

NET ASSET VALUE (NAV)

                      SHARES
NET ASSETS   /   OUTSTANDING   =      NAV
  $229,233            19,425       $11.80

a The fund's amortized cost for these securities was $217,759. Not counting short-term obligations, the fund paid $27,904 for securities during the reporting period, and received $39,519 from securities it sold or that matured. Included in the total purchases and sales amounts are $34,112 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
--------------------------------------------------------------------------------
PORTFOLIO COST                                                          $217,586
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                   $ 12,751
Losses                                                               +       (73)
                                                                     -----------
                                                                        $ 12,678

AS OF AUGUST 31, 2002:
UNDISTRIBUTED EARNINGS:
Tax-exempt income                                                       $    989
Long-term capital gains                                                 $     --
CAPITAL LOSS UTILIZED                                                   $  1,857
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2009                                                                 $  1,188


See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- Financials

Statement of
OPERATIONS

For September 1, 2002 through February 28, 2003; All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $5,596

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                       795

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        1,252

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    349 a
Transfer agent and shareholder service fees                                  291 b
Trustees' fees                                                                 5 c
Custodian and portfolio accounting fees                                       10
Professional fees                                                             13
Registration fees                                                             (3)
Shareholder reports                                                           15
Other expenses                                                         +       9
                                                                       ---------
Total expenses                                                               689
Expense reduction                                                      -      48 d
                                                                       ---------
NET EXPENSES                                                                 641

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    5,596
NET EXPENSES                                                           -     641
                                                                       ---------
NET INVESTMENT INCOME                                                      4,955
NET REALIZED GAINS                                                           795 e
NET UNREALIZED GAINS                                                   +   1,252 e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $7,002

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

  Effective November 16, 2002, this limit no longer applies.

e These add up to a net gain on investments of $2,047.


See financial notes.

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000. Figures for 9/1/02-2/28/03 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                             9/1/02-2/28/03       9/1/01-8/31/02
Net investment income                                $4,955              $10,226
Net realized gains                                      795                1,817
Net unrealized gains or losses                    +   1,252                 (732)
                                                  ------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                7,002               11,311

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 $4,933              $ 9,995

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                       9/1/02-2/28/03         9/1/01-8/31/02
                                   QUANTITY      VALUE     QUANTITY     VALUE
Shares sold                           1,723    $ 20,201       6,013     $ 69,034
Shares reinvested                       268       3,139         495        5,667
Shares redeemed                   +  (2,897)    (33,789)     (4,657)     (53,303)
                                  ----------------------------------------------
NET INCREASE OR DECREASE               (906)   $(10,449)      1,851     $ 21,398

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                       9/1/02-2/28/03         9/1/01-8/31/02
                                    SHARES    NET ASSETS    SHARES    NET ASSETS
Beginning of period                  20,331     $237,613     18,480     $214,899
Total increase or decrease        +    (906)      (8,380)     1,851       22,714 a
                                  ----------------------------------------------
END OF PERIOD                        19,425     $229,233     20,331     $237,613 b

a Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $318 and $296 for the current and prior period, respectively.


See financial notes.

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990

   Schwab 1000 Fund(R)
   Schwab Short-Term Bond Market Fund
   Schwab Total Bond Market Fund
   Schwab California Short/Intermediate Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab YieldPlus Fund(R)

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co.,Inc.(Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.


Schwab Tax-Free Bond Funds

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed-income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
           ---------------------------------------------------------------------
           CREDIT RATINGS

           MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT- WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.


                 Credit                                    Capacity to
                 quality                                   make payments
                 -------                                   --------------

           INVESTMENT GRADE BONDS

                   AAA                                     Strongest

                    AA

                     A

                   BBB                                     Adequate

                          [UP AND DOWN ARROW SPANNING TABLE AND
                       CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]
           -----------------------------------------------------------------------

           BELOW INVESTMENT GRADE BONDS

                    BB                                     Somewhat
                                                       speculative

                     B

                   CCC

                    CC

                     C                                     Highly
                                                       speculative

                     D                                     In default
           ---------------------------------------------------------------------


Schwab Tax-Free Bond Funds

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a time-tested investment approach and using disciplined, clearly defined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds.

The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a thirdparty investment provider, methods for placing orders may be different.

INTERNET 1

www.schwab.com

SCHWAB BY PHONE TM 2

Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO  80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments TM may not be purchased over the Internet.

2 Orders placed in person or through a telephone representative are subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund (R)
Schwab Core Equity Fund TM
Schwab Hedged Equity Fund TM
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds TM
   U.S. MarketMasters Fund TM
   Small-Cap MarketMasters Fund TM
   International MarketMasters Fund TM
   Balanced MarketMasters Fund TM

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   All Equity Portfolio
   Growth Portfolio
   Balanced Portfolio
   Conservative Portfolio

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
   Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]




INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104


DISTRIBUTOR

SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.
REG13481-05